SUPPLEMENT DATED OCTOBER 2, 1995
                             TO THE PROSPECTUS FOR
                         FRANKLIN SMALL CAP GROWTH FUND
                           Franklin Strategic Series
                            dated September 1, 1995

Introduction. As of October 2, 1995, the Franklin Small Cap Growth Fund (the "Fund") offers two classes of shares to its investors: Franklin Small Cap Growth Fund - Class I ("Class I") and Franklin Small Cap Growth Fund - Class II ("Class II"). Investors can choose between Class I shares, which generally bear a higher front-end sales charge and lower ongoing Rule 12b-1 distribution fees ("Rule 12b-1 fees"), and Class II shares, which generally have a lower front-end sales charge and higher ongoing Rule 12b-1 fees. Investors should consider the differences between the two classes, including the impact of sales charges and distribution fees, in choosing the more suitable class given their anticipated investment amount and time horizon. See "Differences Between Class I and Class II" below.

This Supplement must be read in conjunction with the Prospectus for this Fund. All investment objectives and policies described in the Prospectus apply equally to both classes of shares in the new multiclass structure. Further, all operational procedures apply equally to both classes, unless otherwise specified in the following discussion. See "Deciding Which Class to Purchase" below.

THE NEW APPLICATION FORM INCLUDED WITH THIS SUPPLEMENT MUST BE USED FOR ALL PURCHASES. DO NOT USE THE APPLICATION FORM INCLUDED IN THE PROSPECTUS.

Multiclass Fund Structure. The Fund has two classes of shares available for investment: Class I and Class II. All Fund shares outstanding before the implementation of the multiclass structure have been redesignated as Class I shares, and will retain their previous rights and privileges. Voting rights of each class will be the same on matters affecting the Fund as a whole, but each will vote separately on matters affecting its class. See the Prospectus for more details about Class I shares. Class II shares are explained in detail in the following discussion. Except as described below, shares of both classes represent identical interests in the Fund's investment portfolio.

Expense Table

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly in connection with an investment in the Fund. The figures are based on aggregate operating expenses of the Class I shares (before fee waivers) for the fiscal year ended April 30, 1995.

                                                                              Class I Class II

Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering price).......................................       4.50%    1.00%++
Deferred Sales Charge......................................................      NONE++++  1.00%+

                                                                              Class I Class II
Annual Fund Operating Expenses
 (as a percentage of average net assets)
Management Fees (before fee waiver)........................................       0.63%*   0.63%*
Rule 12b-1 Fees............................................................       0.20%**  1.00%**
Other Expenses:
  Reports to Shareholders..................................................       0.11%    0.11%
  Shareholder Servicing Costs..............................................       0.10%    0.10%
  Other....................................................................       0.12%    0.12%
Total Other Expenses.......................................................       0.33%    0.33%
Total Fund Operating Expenses..............................................       1.16%*   1.96%*



++Although Class II has a lower front-end sales charge than Class I, over time the higher Rule 12b-1 fee for Class II may cause shareholders to pay more for Class II shares than for Class I shares. Given the maximum front-end sales charge and the rate of Rule 12b-1 fees of each class, it is estimated that this will take less than six years for shareholders who maintain total shares valued at less than $100,000 in the Franklin Templeton Funds. Shareholders with larger investments in the Franklin Templeton Funds will reach the crossover point more quickly. See "How to Buy Shares of the Fund - Purchase Price of Fund Shares" for the definition of Franklin Templeton Funds and similar references.

++++Class I investments of $1 million or more are not subject to a front-end sales charge; however, a contingent deferred sales charge of 1% is generally imposed on certain redemptions within a "contingency period" of 12 months of the calendar month of such investments. See "How to Sell Shares of the Fund - Contingent Deferred Sales Charge."

+Class II shares redeemed within a "contingency period" of 18 months of the calendar month of such investments are subject to a 1% contingent deferred sales charge. See "How to Sell Shares of the Fund - Contingent Deferred Sales Charge."

*Represents the amount that would have been payable to the investment manager before any fee waiver by the investment manager. The investment manager agreed in advance, however, to waive a portion of its management fees. With this fee waiver, management fees and total operating expense for Class I represented 0.16% and 0.69%, respectfully, of the Fund's average net assets.

**Consistent with National Association of Securities Dealers, Inc.'s rules, it is possible that the combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under those same rules.

Investors should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an individual's own investment in the Fund. Rather the table has been provided only to assist investors in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, investors should refer to the appropriate sections of the Prospectus and this Supplement.

Example

As required by SEC regulations, the following example illustrates the expenses, including the maximum front-end sales charge, that apply to a $1,000 investment in the Fund over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period.

                                     One Year  Three Years Five Years Ten Years

                    Class I...........    $56*      $80      $106     $180
                    Class II..........    $40       $71      $115     $236

*assumes that a contingent deferred sales charge will not apply to Class I shares

A Class II shareholder would pay the following expenses on the same investment, assuming no redemption:

   One Year Three Years Five Years  Ten Years
      $30       $71      $115     $236

This example is based on the aggregate operating expenses, before fee waivers, shown above and should not be considered a representation of past or future expenses, which may be more or less than those shown. The operating expenses are borne by the Fund and only indirectly by shareholders as a result of their investment in the Fund. In addition, federal securities regulations require the example to assume an annual return of 5%, but the Fund's actual return may be more or less than 5%.

Deciding Which Class To Purchase. Investors should carefully evaluate their anticipated investment amount and time horizon prior to determining which class of shares to purchase. Generally, an investor who expects to invest less than $100,000 in the Franklin Templeton Funds and who expects to make substantial redemptions within approximately six years or less of investment should consider purchasing Class II shares. However, the higher annual Rule 12b-1 fees on Class II shares will result in higher operating expenses which will accumulate over time to outweigh the difference in front-end sales charges and lower income dividends for Class II shares. For this reason, Class I shares may be more attractive to long-term investors even if no sales charge reductions are available to them.

Investors who qualify to purchase Class I shares at reduced sales charges should seriously consider purchasing Class I shares, especially if they intend to hold their shares for approximately six years or more. Investors who qualify to purchase Class I shares at reduced sales charges but who intend to hold their shares less than approximately six years should evaluate whether it is more economical to purchase Class I shares through a Letter of Intent or under Rights of Accumulation or other means rather than purchasing Class II shares. Investors investing $1 million or more in a single payment and other investors who qualify to purchase Class I shares at net asset value may not purchase Class II shares. See "How to Buy Shares of the Fund" in the Prospectus.

Each class represents the same interest in the investment portfolio of the Fund and has the same rights, except that each class has a different sales charge, bears the separate expenses of its Rule 12b-1 distribution plan, and has exclusive voting rights with respect to such plan. The two classes also have separate exchange privileges.

Differences Between Class I and Class II.

Class I and Class II shares differ in the amount of their front-end sales charges and Rule 12b-1 fees as well as the circumstances under which the contingent deferred sales charge applies. Generally Class I shares have higher front-end sales charges than Class II shares and comparatively lower Rule 12-b1 fees. Voting rights of each class will be the same on matters affecting the Fund as a whole, but each will vote separately on matters affecting its class.

A separate Plan of Distribution has been approved and adopted for each class ("Class I Plan" and "Class II Plan," respectively) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act"). The Rule 12b-1 fees charged to each class will be based solely on the distribution and servicing fees attributable to that particular class. Any portion of fees remaining from the Class I Plan after distribution to securities dealers of up to the maximum amount permitted may be used by the class to reimburse Franklin Templeton Distributors, Inc. ("Distributors") for routine ongoing promotion and distribution expenses incurred with respect to that class, whereas the Class II Plan is a compensation plan. See "Plan of Distribution" in the Prospectus for a description of such expenses.

Class I. Class I shares are generally subject to a variable sales charge upon purchase and not subject to any sales charge upon redemption. Class I shares are subject to Rule 12b-1 fees of up to an annual maximum of .25% of average daily net assets of such shares. With this multiclass structure, Class I shares have higher front-end sales charges than Class II shares and comparatively lower Rule 12b-1 fees. See the sections "How to Buy Shares of the Fund", "Management of the Fund", and "How to Sell Shares of the Fund" in the Prospectus.

Class II. Class II shares are subject to a front-end sales charge of 1% of the amount invested and a contingent deferred sales charge of 1% if shares are redeemed within 18 months of the calendar month of purchase. In addition, Class II shares are subject to Rule 12b-1 fees of up to a maximum of 1% of average daily net assets of Class II shares.

Purchases of Class II shares are limited to amounts below $1 million. Any purchase of $1 million or more will automatically be invested in Class I shares, since that is more beneficial to the investor. Purchases of $1 million or more in Class I shares, however, may be subject to a contingent deferred sales charge. Investors may exceed $1 million in Class II shares by cumulative purchases over a period of time. Investors who intend to make investments exceeding $1 million, however, should consider purchasing Class I shares through a Letter of Intent instead of purchasing Class II shares. See "How to Buy Shares of the Fund" in the Prospectus for more information.

Plan of Distribution. Class II's operating expenses will generally be higher under the Class II Plan. During the first year following a purchase of Class II shares, Distributors will retain a portion of Class II's Rule 12b-1 fees equal to 0.75% per annum of Class II's average daily net assets to partially recoup fees Distributors pays to securities dealers. Distributors, or its affiliates, may pay, from its own resources, a commission of up to 1% of the amount invested to securities dealers who initiate and are responsible for purchases of Class II shares.

Contingent Deferred Sales Charge. Unless a waiver applies, a contingent deferred sales charge of 1% will be imposed on Class II shares redeemed within 18 months of the calendar month of their purchase. See "Contingent Deferred Sales Charges" under "How to Sell Shares of the Fund" in this Supplement.

Management of the Fund

The Board of Trustees (the "Board") has carefully reviewed the multiclass structure to ensure that no material conflicts exist between the two classes of shares. Although the Board does not expect to encounter material conflicts in the future, the Board will continue to monitor the Fund and will take appropriate action to resolve such conflicts if any should later arise.

In developing the multiclass structure, the Fund has retained the authority to establish additional classes of shares. It is the Fund's present intention to offer only two classes of shares, but new classes may be offered in the future.

For more information regarding the responsibilities of the Board and the management of the Fund, please see "Management of the Fund" in the Prospectus.

Class II Plan of Distribution

Under the Class II Plan, the Fund pays to Distributors for distribution and related expenses up to 0.75% per annum of Class II shares' daily net assets, payable quarterly. Such fees may be used in order to compensate Distributors or others for providing distributions and related services and bearing certain expenses of the Class. All expenses of distribution, marketing and related services over that amount will be borne by Distributors or others who have incurred them, without reimbursement by the Fund. In addition, the Class II Plan provides for an additional payment by the Fund of up to 0.25% per annum of Class II's average daily net assets as a servicing fee, payable quarterly. This fee will be used to pay securities dealers or others for, among other things, assisting in establishing and maintaining customer accounts and records; assisting with purchase and redemption requests; receiving and answering correspondence; monitoring dividend payments from the Fund on behalf of customers, or similar activities related to furnishing personal services and/or maintaining shareholder accounts.

The Class II Plan also covers any payments to or by the Fund, Advisers, Distributors, or other parties on behalf of the Fund, Advisers or Distributors, to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of Class II shares issued by the Fund within the context of Rule 12b-1. The payments under the Plan are included in the maximum operating expenses which may be borne by Class II of the Fund.

During the first year following the purchase of Class II shares, Distributors will retain 0.75% per annum of Class II's average daily net assets to partially recoup fees Distributors pays to securities dealers. Distributors or its affiliates may pay, from its own resources, a commission of up to 1% of the amount invested to securities dealers who initiate and are responsible for purchases of Class II shares.

See the "Plan of Distribution" discussion in the "Management of the Fund"
section in the Prospectus and "Distribution Plans" in the SAI for more information about both Class I and Class II Plans.

Distributions to Shareholders

According to the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), dividends and capital gains will be calculated and distributed in the same manner for Class I and Class II shares. The per share amount of any income dividends will generally differ only to the extent that each class is subject to different Rule 12b-1 fees.

Unless otherwise requested, income dividends and capital gain distributions, if any, will be automatically reinvested in the shareholder's account in the form of additional shares, valued at the closing net asset value (without a front-end sales charge) on the dividend reinvestment date. Dividend and capital gain distributions are only eligible for reinvestment at net asset value into the same class of another fund in the Franklin Templeton Funds, to a Class I Franklin Templeton Fund, to another person, or directly to a checking account. "See Distributions to Shareholders" in the Prospectus and the SAI for more information.

Distributions in Cash

By completing the Special Payment Instructions for Distributions' section of the Shareholder Application included with this supplement, a shareholder may direct the selected distributions to the same class of another fund in the Franklin Templeton Funds, to a Class I Franklin Templeton Fund, to another person, or directly to a checking account.

How to Buy Shares of the Fund

The following discussion supplements the one included in the Prospectus under "How to Buy Shares of the Fund." The subsections entitled "Quantity Discounts in Sales Charges", "Group Purchases" and "Description of Special Net Asset Value Purchases" in the Prospectus only apply to Class I shares. Although sales charges on Class II shares may not be reduced through a Letter of Intent or Rights of Accumulation as described under "Quantity Discounts in Sales Charges", the value of Class II shares owned by an investor may be included in determining the appropriate sales charge for Class I shares. THE APPLICATION FORM INCLUDED WITH THIS SUPPLEMENT MUST ACCOMPANY ANY PURCHASE OF SHARES.
DO NOT USE THE APPLICATION INCLUDED IN THE PROSPECTUS.

Purchase Price of Fund Shares

Shares of both classes of the Fund are offered at their respective public offering prices, which are determined by adding the net asset value per share plus a front-end sales charge, next computed (1) after the shareholder's securities dealer receives the order which is promptly transmitted to the Fund, or (2) after receipt of an order by mail from the shareholder directly in proper form (which generally means a completed Shareholder Application accompanied by a negotiable check).

Class I. The sales charge for Class I shares is a variable percentage of the offering price depending upon the amount of the sale. See "How to Buy Shares of the Fund - Purchase Price of Fund Shares" in the Prospectus.


Class II. Unlike Class I shares, the front-end sales charges and dealer concessions for Class II shares do not vary depending on the amount of purchase. See table below:

                                                              Total Sales Charge
                                           As a            As a          Dealer Concession
Size of Transaction                     Percentage of  Percentage of Net  As a Percentage
at Offering Price                      Offering Price  Amount Invested   of Offering Price*
any amount (less than $1 million)....     1.00%             1.01%                1.00%

*Distributors, or one of its affiliates, may make additional payments to securities dealers, from its own resources, of up to 1% of the amount invested. During the first year following a purchase of Class II shares, Distributors will keep a portion of the Rule 12b-1 fees equal to 0.75% per annum, of Class II shares average net assets assessed to Class II shares to partially recoup fees Distributors pays to securities dealers.

Class II shares redeemed within their contingency period will be assessed a contingent deferred sales charge of 1% on the lesser of the then-current net asset value or the net asset value of such shares at the time of purchase, unless such charge is waived as described under "How to Sell Shares of the Fund
- Contingent Deferred Sales Charge."

Purchases at Net Asset Value

The section in the Prospectus titled "Purchases at Net Asset Value" only applies to Class I shares, with the exception of the second and third paragraphs, which are replaced with the following:

  For either Class I or Class II, the same class of shares of the Fund may be purchased at net asset value by persons who have redeemed, within the previous 365 days, their shares of the Fund or another of the Franklin Templeton Funds which were purchased with a front-end sales charge or assessed a contingent deferred sales charge on redemption. If a different class of shares is purchased, the full front-end sales charge must be paid at the time of purchase of the new shares. An investor may reinvest an amount not exceeding the redemption proceeds. While credit will be given for any contingent deferred sales charge paid on the shares redeemed and subsequently repurchased, a new contingency period will begin. Matured shares will be reinvested at net asset value and will not be subject to a new contingent deferred sales charge. Shares of the Fund redeemed in connection with an exchange into another fund (see "Exchange Privilege") are not considered "redeemed" for this privilege. In order to exercise this privilege, a written order for the purchase of shares of the Fund must be received by the Fund or the Fund's Shareholder Services Agent within 365 days after the redemption. The 365 days, however, do not begin to run on redemption proceeds placed immediately after redemption in a Franklin Bank Certificate of Deposit ("CD") until the CD (including any rollover) matures. Reinvestment at net asset value may also be handled by a securities dealer or other financial institution, who may charge the shareholder a fee for this service. The redemption is a taxable transaction but reinvestment without a sales charge may affect the amount of gain or loss recognized and the tax basis of the shares reinvested. If there has been a loss on the redemption, the loss may be disallowed if a reinvestment in the same fund is made within a 30-day period. Information regarding the possible tax consequences of such a reinvestment is included in the tax section of the Prospectus and the SAI.

For either Class I or Class II, the same class of shares of the Fund or of another of the Franklin Templeton Funds may be purchased at net asset value and without a contingent deferred sales charge by persons who have received dividends and capital gain distributions in cash from investments in that class of shares of the Fund within 365 days of the payment date of such distribution. Class II shareholders may invest such distributions at net asset value in a Class I Franklin Templeton Fund. To exercise this privilege, a written request to reinvest the distribution must accompany the purchase order. Additional information may be obtained from Shareholder Services at 1-800/632-2301. See "Distributions in Cash" under "Distributions to Shareholders" in the Prospectus.

Purchasing Class I and Class II Shares

When placing purchase orders, investors should clearly indicate which class of shares they intend to purchase. A purchase order that fails to specify a class will automatically be invested in Class I shares. There are no conversion features attached to either class of shares.

Other Programs and Privileges Available to Fund Shareholders

With the exception of Systematic Withdrawal Plans, all programs and privileges detailed under the discussion of "Other Programs and Privileges Available to Fund Shareholders" will remain in effect as described in the Prospectus for the new multiclass structure. For a complete discussion of these programs, see the Prospectus.

Systematic Withdrawal Plans. Subject to the requirements outlined in the Prospectus, a shareholder may establish a Systematic Withdrawal Plan for his or her account. With respect to Class I shares, the contingent deferred sales charge is waived for redemptions through a Systematic Withdrawal Plan set up prior to February 1, 1995. With respect to Systematic Withdrawal Plans set up on or after February 1, 1995, the applicable contingent deferred sales charge is waived for Class I and Class II share redemptions of up to 1% monthly of an account's net asset value (12% annually, 6% semi-annually, 3% quarterly). For example, if a Class I account maintained an annual balance of $1,000,000, only $120,000 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge; any amount over that $120,000 would be assessed a 1% (or applicable) contingent deferred sales charge. Likewise, if a Class II account maintained an annual balance of $10,000, only $1,200 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge.

Exchange Privilege

Shareholders are entitled to exchange their shares for the same class of shares of other Franklin Templeton Funds which are eligible for sale in the shareholder's state of residence and in conformity with such fund's stated eligibility requirements and investment minimums. Some funds, however, may not offer Class II shares. Class I shares may be exchanged for Class I shares of any Franklin Templeton Funds. Class II shares may be exchanged for Class II shares of any Franklin Templeton Funds. No exchanges between different classes of shares will be allowed. A contingent deferred sales charge will not be imposed on exchanges. If, however, the exchanged shares were subject to a contingent deferred sales charge in the original fund purchased and shares are subsequently redeemed within 12 months (Class I shares) or 18 months (Class II shares) of the calendar month of the original purchase date, a contingent deferred sales charge will be imposed. Before making an exchange, investors should review the prospectus of the fund they wish to exchange from and the fund they wish to exchange into for all specific requirements or limitations on exercising the exchange privilege, for example, minimum holding periods or applicable sales charges.

Exchanges of Class II Shares

When an account is composed of Class II shares subject to the contingent deferred sales charge, and Class II shares that are not, the shares will be transferred proportionately into the new fund. Shares received from reinvestment of dividends and capital gains are referred to as "free shares," shares which were originally subject to a contingent deferred sales charge but to which the contingent deferred sales charge no longer applies are called "matured shares," and shares still subject to the contingent deferred sales charge are referred to as "CDSC liable shares." CDSC liable shares held for different periods of time are considered different types of CDSC liable shares. For instance, if a shareholder has $1,000 in free shares, $2,000 in matured shares, and $3,000 in CDSC liable shares, and the shareholder exchanges $3,000 into a new fund, $500 will be exchanged from free shares, $1,000 from matured shares, and

$1,500 from CDSC liable shares. Similarly, if CDSC liable shares have been purchased at different periods, a proportionate amount will be taken from shares held for each period. If, for example, a shareholder holds $1,000 in shares bought 3 months ago, $1,000 bought 6 months ago, and $1,000 bought 9 months ago, and the shareholder exchanges $1,500 into a new fund, $500 from each of these shares will be deemed exchanged into the new fund.

The only money market fund exchange option available to Class II shareholders is the Franklin Templeton Money Fund II ("Money Fund II"), a series of the Franklin Templeton Money Fund Trust. No drafts (checks) may be written on Money Fund II accounts, nor may shareholders purchase shares of Money Fund II directly. Class II shares exchanged for shares of Money Fund II will continue to age and a contingent deferred sales charge will be assessed if CDSC liable shares are redeemed. No other money market funds are available for Class II shareholders for exchange purposes. Class I shares may be exchanged for shares of any of the money market funds in the Franklin Templeton Funds except Money Fund II. Draft writing privileges and direct purchases are allowed on these other money market funds as described in their respective prospectuses.

To the extent shares are exchanged proportionately, as opposed to another method, such as first-in first-out, or free-shares followed by CDSC liable shares, the exchanged shares may, in some instances, be CDSC liable even though a redemption of such shares, as discussed elsewhere herein, may no longer be subject to a CDSC. The proportional method is believed by management to more closely meet and reflect the expectations of Class II shareholders in the event shares are redeemed during the contingency period. For federal income tax purposes, the cost basis of shares redeemed or exchanged is determined under the Code without regard to the method of transferring shares chosen by the Fund.

Transfers

Transfers between identically registered accounts in the same fund and class are treated as non-monetary and non-taxable events, and are not subject to a contingent deferred sales charge. The transferred shares will continue to age from the date of original purchase. Shares of each class will be transferred on the same basis as described for exchanges.

Conversion Rights

It is not presently anticipated that Class II shares will be converted to Class I shares. A shareholder may, however, sell the Class II shares and use the proceeds to purchase Class I shares, subject to all applicable sales charges.

See "Exchange Privilege" in the Prospectus for more information.

How to Sell Shares of the Fund

For a discussion regarding the sale of either class of Fund shares, refer to the section in the Prospectus titled "How to Sell Shares of the Fund." In addition, the charges described in this Supplement will also apply to the sale of all Fund shares. The subsection titled "Contingent Deferred Sales Charge" in the Prospectus is replaced with the following:

Contingent Deferred Sales Charge

In order to recover commissions paid to securities dealers on Class I investments of $1 million or more and any Class II investments redeemed within the contingency period of 12 months (Class I) or 18 months (Class II) of the calendar month of their purchase will be assessed a contingent deferred sales charge, unless one of the exceptions described below applies. The charge is 1% of the lesser of the net asset value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the net asset value at the time of purchase of such shares, and is retained by Distributors. The contingent deferred sales charge is waived in certain instances. See below and "Purchases at Net Asset Value" under "How To Buy Shares of the Fund."

In determining if a contingent deferred sales charge applies, shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) A calculated number of shares representing amounts attributable to capital appreciation of those shares held less than the contingency period (12 months in the case of Class I shares and 18 months in the case of Class II shares); (ii) shares purchased with reinvested dividends and capital gain distributions; and (iii) other shares held longer than the contingency period; and followed by any shares held less than the contingency period, on a "first in, first out" basis. For tax purposes, a contingent deferred sales charge is treated as either a reduction in redemption proceeds or an adjustment to the cost basis of the shares redeemed.

The contingent deferred sales charge on each class of shares is waived, as applicable, for: exchanges; any account fees; distributions to participants or their beneficiaries in Trust Company individual retirement plan accounts due to death, disability or attainment of age 591/2; tax-free returns of excess contributions from employee benefit plans; distributions from employee benefit plans, including those due to termination or plan transfer; redemptions through a Systematic Withdrawal Plan set up for shares prior to February 1, 1995, and for Systematic Withdrawal Plans set up thereafter, redemptions of up to 1% monthly of an account's net asset value (3% quarterly, 6% semiannually or 12% annually); redemptions initiated by the Fund due to a shareholder's account falling below the minimum specified account size; and redemptions following the death of the shareholder or the beneficial owner.

All investments made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Requests for redemptions for a specified dollar amount will result in additional shares being redeemed to cover any applicable contingent deferred sales charge, while requests for redemption of a specific number of shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.

Valuation of Fund Shares

The following paragraph is added to the end of this section.

  Each class will bear, pro-rata, all of the common expenses of the Fund. The net asset value of all outstanding shares of each class of the Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of such classes, except that the Class I and Class II shares will bear the Rule 12b-1 expenses payable under their respective plans. Due to the specific distribution expenses and other costs that will be allocable to each class, the dividends paid to each class of the Fund may vary.

How to Get Information Regarding an Investment in the Fund

Franklin Class I and Class II share codes for the Fund, which will be needed to access system information, are 198 and 298, respectively. The system's automated operator will prompt the caller with easy to follow step-by-step instructions from the main menu. Other features may be added in the future.

Performance (Class II)

Because Class II shares were not offered prior to October 2, 1995, no performance data is available for these shares. After a sufficient period of time has passed, Class II performance data as described in the "Performance" section of the Prospectus will be available.


General Information

With the exception of Voting Rights, all rights and privileges detailed under the discussion of "General Information" will remain in effect as described in the Prospectus for the new multiclass structure. For a complete discussion of these rights and privileges, see "General Information" in the Prospectus.

Voting Rights. Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as the other class of the Fund for matters that affect the Fund as a whole. For matters that only affect a certain class of the Fund's shares, however, only shareholders of that class will be entitled to vote. Therefore, each class of shares will vote separately on matters (1) affecting only that class, (2) expressly required to be voted on separately by the state business trust law, or
(3) required to be voted on separately by the 1940 Act or the rules adopted thereunder. For instance, if a change to the Rule 12b-1 plan relating to Class I shares requires shareholder approval, only shareholders of Class I may vote on changes to the Rule 12b-1 plan affecting that class. Similarly, if a change to the Rule 12b-1 plan relating to Class II shares requires shareholder approval, only shareholders of Class II may vote on changes to such plan. On the other hand, if there is a proposed change to the investment objective of the Fund, this affects all shareholders, regardless of which class of shares they hold, and therefore, each share has the same voting rights. For more information regarding voting rights, see the "Voting Rights" discussion in the Prospectus under the heading "General Information."


Franklin
Small Cap
Growth Fund
Franklin Strategic Series


PROSPECTUS          September 1, 1995


777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777    1-800/DIAL BEN





Franklin Small Cap Growth Fund (the "Fund") is a diversified series of Franklin Strategic Series (the "Trust"), an open-end management investment company. The Fund's investment objective is long-term capital growth. It seeks to accomplish its objective by investing primarily in equity securities of companies which have a market capitalization of less than $1 billion at the time of the Fund's investment and by attempting to keep at least a third of its assets invested in companies with market capitalization of $550 million or less.

This Prospectus is intended to set forth in a clear and concise manner information about the Fund that a prospective investor should know before investing. After reading the Prospectus, it should be retained for future reference; it contains information about the purchase and sale of shares and other items which a prospective investor will find useful to have.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank; further, such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Shares of the Fund involve investment risks, including the possible loss of principal.

A Statement of Additional Information ("SAI"), concerning the Fund dated September 1, 1995, as may be amended from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A copy is available without charge from the Fund or the Fund's principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address or telephone number shown above.

This Prospectus is not an offering of the securities herein described in any state in which the offering is not authorized. No sales representative, dealer, or other person is authorized to give any information or make any representations other than those contained in this Prospectus. Further information may be obtained from the underwriter.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Contents          Page

Expense Table....................................    2

Financial Highlights.............................    4

About the Fund...................................    4

Investment Objective and
 Policies of the Fund............................    5

Management of the Fund...........................   11

Distributions to Shareholders....................   13

Taxation of the Fund
 and Its Shareholders............................   14

How to Buy Shares of the Fund....................   15

Purchasing Shares of the Fund in
 Connection with Retirement Plans
 Involving Tax-Deferred Investments..............   21




Other Programs and Privileges
 Available to Fund Shareholders..................   22

Exchange Privilege...............................   24

How to Sell Shares of the Fund...................   25

Telephone Transactions...........................   29

Valuation of Fund Shares.........................   30

How to Get Information Regarding
 an Investment in the Fund.......................   31

Performance......................................   32

General Information..............................   33

Account Registrations............................   34

Important Notice Regarding
 Taxpayer IRS Certifications.....................   35

Portfolio Operations.............................   35


Expense Table



The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly in connection with an investment in the Fund. These figures are based on aggregate operating expenses of the Fund (before fee waivers) for the fiscal year ended April 30, 1995.



Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering price)...............................................................        4.50%
Deferred Sales Charge..............................................................................    NONE*
Annual Fund Operating Expenses
 (as a percentage of average net assets)
Management Fees (before fee waivers)...............................................................        0.63%**
12b-1 Fees.........................................................................................        0.20%***
Other Expenses:
 Shareholder Servicing Costs.............................................................        0.10%
 Reports to Shareholders.................................................................        0.11%
 Other Expenses..........................................................................        0.12%
                                                                                                ------

Total Other Expenses...............................................................................        0.33%
                                                                                                          ----------
Total Fund Operating Expenses......................................................................        1.16%**

                                                                                                          ----------

                                                                                                                 ----------


*Investments of $1 million or more are not subject to a front-end sales charge; however, a contingent deferred sales charge of 1% is generally imposed on certain redemptions within a "contingency period" of 12 months of the calendar month following such investments. See "How to Sell Shares of the Fund - Contingent Deferred Sales Charge."

**Represents the amount that would have been payable to the investment manager, absent a fee reduction by the investment manager. The investment manager however, agreed in advance to limit its management fees. With this reduction, management fees represented 0.16% and total operating expenses represented 0.69% of the average net assets of the Fund. This arrangement may be terminated by the investment manager at any time.

***Consistent with National Association of Securities Dealers, Inc.'s rules, it is possible that the combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under those same rules.

Investors should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an individual's own investment in the Fund. Rather the table has been provided only to assist investors in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, investors should refer to the appropriate sections of this Prospectus.



Example

As required by SEC regulations, the following example illustrates the expenses, including the maximum front-end sales charge, that apply to a $1,000 investment in the Fund over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period.

         One Year        Three Years       Five Years         Ten Years
           $56*              $80              $106              $180

*Assumes that a contingent deferred sales charge will not apply.



This example is based on the aggregate annual operating expenses (before fee waivers), shown above and should not be considered a representation of past or future expenses, which may be more or less than those shown. The operating expenses are borne by the Fund and only indirectly by shareholders as a result of their investment in the Fund. In addition, federal securities regulations require the example to assume an annual return of 5%, but the Fund's actual return may be more or less than 5%.


Financial Highlights

Set forth below is a table containing the financial highlights for a share of the Fund from February 14, 1992 (the effective date of the registration statement for the Fund) through April 30, 1992, and for each of the three fiscal years in the period ended April 30, 1995. The information has been audited by Coopers & Lybrand L.L.P., independent auditors, whose audit report appears in the financial statements in the Fund's Annual Report to Shareholders dated April 30, 1995.
See the discussion "Reports to Shareholders" under "General Information."


                                      Per Share Operating Performance                                Ratios/Supplemental Data

                          _______________________________________________________                   _________________________



        Net Asset           Net Realized            Distributions
  Year  Value at      Net   & Unrealized  Total From  From Net  Distributions             Net Asset
  Ended Beginning InvestmentGain (Loss) onInvestment Investment     From         Total    Value at     Total
April 30 of Year    Income   Securities   Operations   Income   Capital GainsDistributionsEnd of Year Return*

19921     $10.00    $0.04     $(0.460)     $(0.420) $  .-       $  .-       $  .-          $ 9.58   (19.96)%**
1993        9.58     0.07       0.657        0.727     (0.087)     .-          .-           10.22     7.66
1994       10.22     0.03       2.944        2.974     (0.043)     (0.401)     (0.444)      12.75    29.26
1995       12.75     0.03       3.138        3.168     (0.021)     (0.997)     (1.018)      14.90    27.05



                      Ratio of Net

    Net      Ratio of  Investment
 Assets at Expenses to  Income to  Portfolio
End of Year Average Net  Average   Turnover
(in 000's)   Assets*** Net Assets    Rate

 $ 1,268     .-%         2.45%**     2.41%
   6,026      .-         0.84       63.15
  23,915       0.30      0.24       89.60
  63,010       0.69      0.25      104.84



1For the period February 14, 1992 (effective date) to April 30, 1992.

*Total return measures the change in value of an investment over the periods indicated. It does not include the maximum 4.5% initial sales charge and assumes reinvestment of dividends and capital gains at net asset value.

**Annualized

***During the periods indicated, Franklin Advisers, Inc., the investment manager agreed in advance to limit its management fees and make payments of other expenses of the Fund. Had such action not been taken, the ratios of expenses to average net assets would have been as follows:

                                                                    Ratio of expenses
                                                                  to average net assets



                               19921...............................      1.74%**
                               1993................................      1.95
                               1994................................      1.58
                               1995................................      1.16


About the Fund



The Fund is a diversified, open-end management investment company commonly called a "mutual fund." The Fund was organized in 1991 as a Delaware business trust and registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act").

Shares of the Fund may be purchased (minimum investment of $100 initially and $25 thereafter) at the current public offering price which is equal to the Fund's net asset value (see "Valuation of Fund Shares") plus a sales charge not exceeding 4.5% of the offering price. (See "How to Buy Shares of the Fund.")

The Board of Trustees may determine, at a future date, to offer shares of the Fund in one or more "classes" to permit the Fund to take advantage of alternative methods of selling Fund shares. "Classes" of shares represent proportionate interests in the same portfolio of investment securities but with different rights, privileges and attributes, as determined by the trustees. Certain funds in the Franklin Templeton Funds, as that term is defined under "How to Buy Shares of the Fund," currently offer their shares in two classes, designated "Class I" and "Class II." Because the Fund's sales charge structure and plan of distribution are similar to those of Class I shares, shares of the Fund may be considered Class I shares for redemption, exchange and other purposes.


Investment Objective
and Policies of the Fund



The Fund's investment objective is long-term capital growth. The objective is a fundamental policy of the Fund and may not be changed without shareholder approval. The Fund seeks to accomplish its objective by investing primarily in equity securities of small capitalization growth companies. Small capitalization growth companies typically are companies with relatively small market capitalization which the Fund's investment adviser believes to be positioned for rapid growth in revenues or earnings and assets, characteristics which may provide for significant capital appreciation. Small companies often pay no dividends and current income is not a factor in the selection of stocks. In general, companies in which the Fund will invest have a market capitalization of less than $1 billion at the time of the Fund's investment. Market capitalization is defined as the total market value of a company's outstanding common stock. The securities of small capitalization companies are traded on the New York and American stock exchanges and in the over-the-counter market.
There is, of course, no assurance that the Fund's objective will be achieved.

Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of small capitalization growth companies. Equity securities of such companies consist of common stock, preferred stock, warrants for the purchase of common stock and debt securities convertible into or exchangeable for common or preferred stock. A warrant is a security that gives the holder the right, but not the obligation, to subscribe for newly created securities of the issuer or a related company at a fixed price either at a certain date or during a set period. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common or preferred stock. By investing in convertible securities, the Fund seeks to participate in the capital appreciation of the common stock into which the securities are convertible through the conversion feature.

Although the Fund's assets will be invested primarily in equity securities of small companies, the Fund may invest up to 35% (measured at the time of purchase) of its total assets in equity securities of larger capitalization companies which the Fund's investment manager believes have strong growth potential, in relatively well-known, larger companies in mature industries which the investment manager believes have the potential for capital appreciation, or in corporate debt securities consisting of bonds, notes and debentures if the Fund deems the investment to present a favorable investment opportunity, consistent with the Fund's objective of long-term capital growth. The Fund may seek capital appreciation by investing in debt securities which the Fund's investment manager believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income from such debt securities is incidental to the Fund's investment objective of capital growth. The Fund will invest in debt securities rated B or above by Moody's Investors Service ("Moody's") or Standard & Poor's Corporation ("S&P"), or in securities which are unrated if, in the investment manager's opinion, such securities are comparable to securities rated B or above by Moody's or S&P. The Fund will not invest more than 5% of its assets in debt securities rated lower than BBB or Baa. Securities rated B are regarded, on balance, as predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligation. For a description of ratings, please refer to the "Appendix" in the SAI.

The Fund may also invest in short-term money market instruments for liquidity purposes to meet redemption requirements. Short-term investments that the Fund may hold include U.S. government securities, certificates of deposit, high grade commercial paper and repurchase agreements.

The Fund has been designed to provide investors with potentially greater long-term rewards by investing in securities of small companies which may offer greater potential for capital appreciation since they are often overlooked by investors or undervalued in relation to their earnings power. Small companies generally are not as well known to the investing public and have less of an investor following than larger companies, and therefore may provide greater opportunities for long-term capital growth as a result of relative inefficiencies in the marketplace. Such companies may be undervalued because they are part of an industry that is out of favor with investors, although the individual companies may have high rates of earning growth and be financially sound. Selection of small company equity securities for the Fund will be based on characteristics such as the financial strength of the company, the expertise of management, the growth potential of the company within its industry and the growth potential of the industry itself.

Special Risk Considerations. The Fund may invest in relatively new or unseasoned companies which are in their early stages of development, or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies. The Fund may not invest more than 10% of its net assets in securities of issuers with less than three years continuous operation. The companies in which the Fund may invest may have relatively small revenues, limited product lines, and may have a small share of the market for their products or services. Small companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing or favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be volatile and are therefore speculative.

Historically, the small capitalization stocks have been more volatile in price than the larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Investors should therefore expect that the value of the Fund's shares may be more volatile than the shares of a fund that invests in larger capitalization stocks.

The Fund should not be considered suitable for investors who are unable or unwilling to assume the risks of loss inherent in such a program, nor should investment in the Fund be considered a balanced or complete investment program.

Loans of Portfolio Securities. Consistent with procedures approved by the Board of Trustees and subject to the following conditions, the Fund may lend its portfolio securities to qualified securities dealers or other institutional investors, provided that such loans do not exceed 20% of the value of the Fund's total assets at the time of the most recent loan. The borrower must deposit with the Fund's custodian collateral with an initial market value of at least 102% of the initial market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 100%. Such collateral shall consist of cash, securities issued by the U.S. Government, its agencies or instrumentalities, or irrevocable letters of credit. The lending of securities is a common practice in the securities industry. The Fund engages in security loan arrangements with the primary objective of increasing the Fund's income either through investing the cash collateral in short-term interest bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the Fund continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

Borrowing. As a fundamental policy, the Fund does not borrow money or mortgage or pledge any of its assets, except that the Fund may enter into reverse repurchase agreements or borrow from banks up to 10% of its total asset value to meet redemption requests and for other temporary or emergency purposes. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

Illiquid Investments. It is the policy of the Fund that illiquid securities (securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities) may not constitute, at the time of purchase, more than 10% of the value of the total net assets of the Fund. The Board of Trustees has authorized the Fund to invest in restricted securities (securities not registered with the SEC, which might otherwise be considered illiquid) where such investment is consistent with the Fund's investment objective and has authorized such securities to be considered liquid (and thus not subject to the foregoing 10% limitation), to the extent the investment manager determines on a daily basis that there is a liquid institutional or other market for such securities. Notwithstanding the investment manager's determination in this regard, the Board of Trustees will remain responsible for such determinations and will consider appropriate action, consistent with the Fund's objective and policies, if a security should become illiquid subsequent to its purchase. In this regard, if qualified institutional buyers are no longer interested in purchasing restricted securities previously designated as liquid or if the market for these securities contracts, these securities will be redesignated as illiquid and subject to the 10% limitation. See "The Fund's Investment Objective and Restrictions - Illiquid Securities" in the SAI.

Securities Industry Related Investments. To the extent it is consistent with the Fund's investment objective and certain limitations under the 1940 Act, the Fund may invest its assets in securities issued by companies engaged in securities related businesses, including such companies that are securities brokers, dealers, underwriters or investment advisers.
Such companies are considered part of the financial services industry sector.

Pursuant to Section 12(d)(3) under the 1940 Act, the Fund may not acquire a security or any interest in a securities related business, to the extent such acquisition would exceed certain limitations. The Fund does not believe that these limitations will impede the attainment of its investment objective.

Short-Term Investments. The Fund may invest its cash, including cash resulting from purchases and sales of Fund shares, temporarily in short-term debt instruments, including high grade commercial paper, repurchase agreements and other money market equivalents and the shares of money market funds managed by the Fund's investment manager which invest primarily in short-term debt securities. Such temporary investments will only be made with cash held to maintain liquidity or pending investment. In addition, for temporary defensive purposes, in the event of, or when the investment manager anticipates, a general decline in the market prices of stocks in which the Fund invests, the Fund may invest an unlimited amount of its assets in short-term debt instruments.

Options and Financial Futures. The Fund may write covered put and call options and purchase put and call options, on securities and indices, which trade on securities exchanges and in the over-the-counter market. The Fund may purchase and sell futures and options on futures with respect to securities, indices and currencies. Additionally, the Fund may sell futures and options to "close out" futures and options it may have purchased and it may purchase futures and options to "close out" futures and options it may have sold. The Fund will not enter into any futures contract or related options (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Fund's total assets (taken at current value). The Fund will not engage in any stock options or stock index options if the option premiums paid regarding its open option positions exceed 5% of the value of the Fund's total assets.

The Fund's option and futures investments involve certain risks. Such risks include the risk that the effectiveness of an options and futures strategy depends on the degree to which price movements in the underlying index or securities correlate with price movements in the relevant portion of the Fund's portfolio. The Fund bears the risk that the prices of its portfolio securities will not move in the same amount as the option or future it has purchased, or that there may be a negative correlation which would result in a loss on both such securities and the option or future.

The Fund's option and futures investments may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company and may reduce the portion of the Fund's dividends which is eligible for the corporate dividends-received deduction. These transactions are also subject to special tax rules that may affect the amount, timing and character of certain distributions to shareholders, more information about which is included in the section entitled "Additional Information Regarding Taxation" in the SAI.

Positions in exchange traded options and futures may be closed out only on an exchange which provides a secondary market. There may not always be a liquid secondary market for a futures or option contract at a time when the Fund seeks to "close out" its position. If the Fund were unable to "close out" a futures or option position, and if prices moved adversely, the Fund would have to continue to make daily cash payments to maintain its required margin, and if the Fund had insufficient cash, it might have to sell portfolio securities at a disadvantageous time. In addition, the Fund might be required to deliver the stocks underlying futures or option contracts it holds.

Over-the-counter ("OTC") options may not be closed out on an exchange and the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. There can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close such an option or futures position. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market for such option or futures.

The Fund understands the current position of the staff of the SEC to be that purchased OTC options are illiquid securities and that the assets used to cover the sale of an OTC option are considered illiquid. The Fund and its investment manager disagree with this position. Nevertheless, pending a change in the staff's position, the Fund will treat OTC options and "cover" assets as subject to the Fund's limitation on illiquid securities. (See "Investment Objective and Policies of the Fund - Illiquid Investments" in this Prospectus.)

In addition, adverse market movements could cause the Fund to lose up to its full investment in a call option contract and/or to experience substantial losses on an investment in a futures contract. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option. (See "The Fund's Investment Objective and Restrictions - Transactions in Options, Futures and Options on Financial Futures" in the SAI for a fuller discussion of the Fund's investments in options and futures, including the risks associated with such activity.)

Warrants and Rights. The Fund may invest up to 5% of its total assets in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price during or at the end of a specific period of time. The Fund will not invest more than 2% of its total assets in warrants or rights which are not listed on the New York or American stock exchanges.

Repurchase Agreements. The Fund may engage in repurchase transactions, in which the Fund purchases a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund in each agreement, with the value of the underlying security marked-to-market daily to maintain coverage of at least 100%. A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Fund might also incur disposition costs in liquidating the collateral. The Fund, however, intends to enter into repurchase agreements only with financial institutions such as broker-dealers and banks which are deemed creditworthy by the Fund's investment manager. A repurchase agreement is deemed to be a loan by the Fund under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of the Fund by a custodian approved by the Fund's Board of Trustees and will be held pursuant to a written agreement.

The Fund may also enter into reverse repurchase agreements. Such agreements involve the sale of securities held by the Fund pursuant to an agreement to repurchase the securities at an agreed-upon price, date and interest payment. When effecting reverse repurchase transactions, cash or high grade liquid debt securities of a dollar amount equal in value to the Fund's obligation under the agreement, including accrued interest, will be maintained in a segregated account with the Fund's custodian bank, and the securities subject to the reverse repurchase agreement will be marked-to-market each day. Although reverse repurchase agreements are borrowings under Section 2(a)(23) of the 1940 Act, the Fund does not treat these arrangements as borrowings under investment restriction 3 (set forth in the SAI) so long as the segregated account is properly maintained.

Foreign Securities. The Fund may invest up to 10% of its net assets in foreign securities, provided such investments are consistent with the Fund's investment objective and policies. The Fund may purchase foreign securities which are traded in the U.S. or purchase American Depositary Receipts ("ADRs"), which are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank. The Fund's investment in ADRs may be sponsored or unsponsored. The Fund may also purchase the securities of foreign issuers directly in foreign markets. Further information about the Fund's investment in foreign securities is included in the SAI.

Investments in foreign securities where delivery takes place outside the United States will involve risks that are different from investments in U.S. securities. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, higher transactional costs due to a lack of negotiated commissions, or other governmental restrictions which might affect the amount and types of foreign investments made or the payment of principal or interest on securities the Fund holds. In addition, there may be less information available about these securities and it may be more difficult to obtain or enforce a court judgment in the event of a lawsuit. Fluctuations in currency convertibility or exchange rates could result in investment losses for the Fund. Investment in foreign securities may also subject the Fund to losses due to nationalization, expropriation or differing accounting practices and treatments.

Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries, but investments will not be made in any securities issued without stock certificates or comparable stock documents. Securities which are acquired by the Fund outside the United States and which are publicly traded in the United States or on a foreign securities exchange or in a foreign securities market are not considered by the Fund to be an illiquid asset so long as the Fund acquires and holds the security with the intention of reselling the security in the foreign trading market, the Fund reasonably believes it can readily dispose of the security for cash in the U.S. or foreign market and current market quotations are readily available.

General. The Fund will invest at least 65% of its total assets in equity securities of companies which have a market capitalization of less than $1 billion at the time of the Fund's investment. In addition, the Fund seeks to invest at least one-third of its assets in companies with a market capitalization of $550 million or less; however, there is no assurance that it will always be able to find suitable companies to include in this one-third portion. The investment manager will monitor the availability of securities suitable for investment by the Fund and recommend appropriate action to the Board of Trustees if it appears that the goal of investing one-third of the Fund's assets in companies with market capitalization of $550 million or less may not be attainable under the Fund's current objective and policies. The Board of Trustees will review the availability of suitable investments quarterly, including the investment manager's assessment of the availability of suitable investments. The investment manager will also present to the Board the investment manager's views and recommendations regarding the Fund's ability to meet this goal in the future. If the Board of Trustees should determine, based upon one or more quarterly periods, that under the circumstances it is not likely that sufficient suitable investments will be available to permit the Fund to meet its goal of investing one-third of its assets in companies with market capitalization of $550 million or less, it may determine to take appropriate remedial action. Any such changes will be consistent with the requirements of the 1940 Act and the rules adopted thereunder.

The Fund is subject to a number of additional investment restrictions, some of which may be changed only with the approval of shareholders, which limit its activities to some extent. For a list of these restrictions and more information concerning the policies discussed herein, please see the SAI.

The investment policies of the Fund, except as otherwise specifically indicated herein or in the SAI, are not fundamental policies of the Fund and may be changed without the approval of a majority of the Fund's outstanding shares.

How Shareholders Participate
in the Results of the Fund's Activities

The assets of the Fund are invested in portfolio securities. If the securities owned by the Fund increase in value, the value of the shares of the Fund which the shareholder owns will increase. If the securities owned by the Fund decrease in value, the value of the shareholder's shares will also decline. In this way, shareholders participate in any change in the value of the securities owned by the Fund.

In addition to the factors which affect the value of individual securities, as described in the preceding sections, a shareholder may anticipate that the value of Fund shares will fluctuate with movements in the broader equity and bond markets, as well.

To the extent the Fund's investments consist of common stocks, a decline in the market, expressed for example by a drop in the Dow Jones Industrials or the Standard & Poor's 500 average or any other equity based index, may also be reflected in declines in the Fund's share price. To the extent the Fund's investments consist of debt securities, changes in interest rates will affect the value of the Fund's portfolio and thus its share price. Increased rates of interest which frequently accompany higher inflation and/or a growing economy are likely to have a negative effect on the value of Fund shares. History reflects both increases and decreases in the prevailing rate of interest, and in the valuation of the market, and these may reoccur unpredictably in the future.


Management of the Fund



The Board of Trustees (the "Board") has the primary responsibility for the overall management of the Fund and for electing the officers of the Trust who are responsible for administering its day-to-day operations.

Franklin Advisers, Inc. ("Advisers" or "Manager") serves as the Fund's investment manager. Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Resources is engaged in various aspects of the financial services industry through its various subsidiaries (the "Franklin Templeton Group"). Advisers acts as investment manager or administrator to 34 U.S. registered investment companies (113 separate series) with aggregate assets of over $75 billion.

Pursuant to the management agreement, the Manager supervises and implements the Fund's investment activities and provides certain administrative services and facilities which are necessary to conduct the Fund's business.

Among the responsibilities of the Manager under the management agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio securities will be effected. The Manager tries to obtain the best execution on all such transactions. If it is felt that more than one broker is able to provide the best execution, the Manager will consider the furnishing of quotations and of other market services, research, statistical and other data for the Manager and its affiliates, as well as the sale of shares of the Fund, as factors in selecting a broker. Further information is included under "The Fund's Policies Regarding Brokers Used on Portfolio Transactions" in the SAI.

Shareholder accounting and many of the clerical functions for the Fund are performed by Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), in its capacity as transfer agent and dividend-paying agent. Investor Services is a wholly-owned subsidiary of Resources.

During the fiscal year ended April 30, 1995, expenses borne by the Fund, including fees representing 0.16% paid to Advisers, after fee waiver determined under advance agreement, and to Investor Services, totaled 0.69% of the average daily net assets of the Fund.

Plan of Distribution

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may reimburse Distributors or others for all expenses incurred by Distributors or others in the promotion and distribution of the Fund's shares.

Such expenses may include, but are not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with the Fund, Distributors or its affiliates. The maximum amount which the Fund may pay to Distributors or others for such distribution expenses is 0.25% per annum of the average daily net assets of the Fund, payable on a quarterly basis. All expenses of distribution and marketing in excess of 0.25% per annum will be borne by Distributors, or others who have incurred them, without reimbursement from the Fund. The Plan also covers any payments to or by the Fund, Advisers, Distributors, or other parties on behalf of the Fund, Advisers or Distributors, to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1. The payments under the Plan are included in the maximum operating expenses which may be borne by the Fund. For more information, please see the SAI.


Distributions to Shareholders



There  are  two  types  of  distributions   which  the  Fund  may  make  to  its
shareholders:

1. Income dividends. The Fund receives income in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. Capital gain distributions. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any net capital loss carryovers) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year and any undistributed net capital gains from the prior fiscal year. The Fund may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.

Distribution Date

Although subject to change by the Board, without prior notice to or approval by shareholders, the Fund's current policy is to declare income dividends payable semiannually in June and December for shareholders of record generally on the first business day preceding the 15th of the month, payable on or about the last business day of such months. The amount of income dividend payments by the Fund is dependent upon the amount of net income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. Fund shares are quoted ex-dividend on the first business day following the record date. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

In order to be entitled to a dividend, an investor must have acquired Fund shares prior to the close of business on the record date. An investor considering purchasing Fund shares shortly before the record date of a distribution should be aware that because the value of the Fund's shares is based directly on the amount of its net assets, rather than on the principle of supply and demand, any distribution of income or capital gain will result in a decrease in the value of the Fund's shares equal to the amount of the distribution. While a dividend or capital gain distribution received shortly after purchasing shares represents, in effect, a return of a portion of the shareholder's investment, it may be taxable as dividend income or capital gain.

Dividend Reinvestment

Unless otherwise requested, income dividends and capital gain distributions, if any, will be automatically reinvested in the shareholder's account in the form of additional shares, valued at the closing net asset value (without a sales charge) on the dividend reinvestment date. Dividend and capital gain distributions are only eligible for reinvestment at net asset value in the Fund or Class I shares of other Franklin Templeton Funds. Shareholders have the right to change their election with respect to the receipt of distributions by notifying the Fund, but any such change will be effective only as to distributions for which the record date is seven or more business days after the Fund has been notified. See the SAI for more information.

Many of the Fund's shareholders receive their distributions in the form of additional shares. This is a convenient way to accumulate additional shares and maintain or increase the shareholder's earnings base. Of course, any shares so acquired remain at market risk.

Distributions in Cash

A shareholder may elect to receive income dividends, or both income dividends and capital gain distributions, in cash. By completing the "Special Payment Instructions for Distributions" section of the Shareholder Application included with this Prospectus, a shareholder may direct the selected distributions to another fund in the Franklin Group of Funds(R) or the Templeton Group, to another person, or directly to a checking account. If the bank at which the account is maintained is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If this last option is requested, the shareholder should allow at least 15 days for initial processing. Dividends which may be paid in the interim will be sent to the address of record. Additional information regarding automated fund transfers may be obtained from Franklin's Shareholder Services Department. See "Purchases at Net Asset Value" under "How to Buy Shares of the Fund."


Taxation of the Fund and Its Shareholders



The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. Additional information on tax matters relating to the Fund and its shareholders is included in the section entitled, "Additional Information Regarding Taxation" in the SAI.

The Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.

For federal income tax purposes, any income dividends which the shareholder receives from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time the shareholder has owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if received by the shareholder on December 31 of the calendar year in which they are declared.

For corporate shareholders, 83.34% of the income dividends paid by the Fund for the fiscal year ended April 30, 1995 qualified for the corporate dividends-received deduction, subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. These restrictions are discussed in the SAI.

Redemptions and exchanges of Fund shares are taxable events on which a shareholder may realize a gain or loss. Any loss incurred on the sale or exchange of Fund shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares. All or a portion of the sales charge incurred in purchasing shares of the Fund will not be included in the federal tax basis of such shares sold or exchanged within 90 days of their purchase (for purposes of determining gain or loss with respect to such shares) if the sales proceeds are reinvested in the Fund or in another of the Franklin Templeton Funds (as such term is defined under "How to Buy Shares of the Fund") and a sales charge which would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment.

The Fund will inform shareholders of the source of their dividends and distributions at the time they are paid and will, promptly after the close of each calendar year, advise them of the tax status for federal income tax purposes of such dividends and distributions.

Shareholders who are not U.S. persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of U.S. withholding or other taxes on distributions received by them from the Fund and the application of foreign tax laws to these distributions. Shareholders should also consult their tax advisors with respect to the applicability of any state and local intangible property or income taxes to their shares of the Fund and distributions and redemption proceeds received from the Fund.


How to Buy Shares of the Fund



Shares of the Fund are continuously offered through securities dealers which execute an agreement with Distributors, the principal underwriter of the Fund's shares. The use of the term "securities dealer" shall include other financial institutions which, pursuant to an agreement with Distributors (directly or through affiliates), handle customer orders and accounts with the Fund. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity. The minimum initial investment is $100 and subsequent investments must be $25 or more. These minimums may be waived when the shares are purchased through plans established by the Franklin Templeton Group. The Fund and Distributors reserve the right to refuse any order for the purchase of shares. The Fund currently does not permit investment by market timing or allocation services ("Timing Accounts"), which generally include accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators.

Purchase Price of Fund Shares

Shares of the Fund are offered at the public offering price, which is determined by adding the net asset value per share plus a front-end sales charge, next computed (1) after the shareholder's securities dealer receives the order which is promptly transmitted to the Fund, or (2) after receipt of an order by mail from the shareholder directly in proper form (which generally means a completed Shareholder Application accompanied by a negotiable check). The sales charge is a variable percentage of the offering price depending upon the amount of the sale. The offering price will be calculated to two decimal places using standard rounding criteria. A description of the method of calculating net asset value per share is included under the caption "Valuation of Fund Shares."


Set forth below is a table of total front-end sales charges or underwriting commissions and dealer concessions:




                                                                          Total Sales Charge
                                                                          As a Percentage  Dealer Concession
      Size of Transaction                                 As a Percentage  of Net Amount    As a Percentage
      at Offering Price                                  of Offering Price   Invested   of Offering Price*, ***

      Less than $100,000                                       4.50%           4.71%             4.00%
      $100,000 but less than $250,000                          3.75%           3.90%             3.25%
      $250,000 but less than $500,000                          2.75%           2.83%             2.50%
      $500,000 but less than $1,000,000                        2.25%           2.30%             2.00%
      $1,000,000 and over                                      none            none          (see below)**




*Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.

**The following commissions will be paid by Distributors, out of its own resources, to securities dealers who initiate and are responsible for purchases of $1 million or more: 1.00% on sales of $1 million but less than $2 million, plus 0.80% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. Dealer concession breakpoints are reset every 12 months for purposes of additional purchases.

***At the discretion of Distributors, all sales charges may at times be allowed to the securities dealer. If 90% or more of the sales commission is allowed, such securities dealer may be deemed to be an underwriter as that term is defined in the Securities Act of 1933, as amended.

No front-end sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions of all or a portion of investments of $1 million or more within the contingency period. See "How to Sell Shares of the Fund - Contingent Deferred Sales Charge."

The size of a transaction which determines the applicable sales charge on the purchase of Fund shares is determined by adding the amount of the shareholder's current purchase plus the cost or current value (whichever is higher) of a shareholder's existing investment in one or more of the funds in the Franklin Group of Funds(R) and the Templeton Group of Funds. Included for these aggregation purposes are (a) the mutual funds in the Franklin Group of Funds except Franklin Valuemark Funds and Franklin Government Securities Trust (the "Franklin Funds"), (b) other investment products underwritten by Distributors or its affiliates (although certain investments may not have the same schedule of sales charges and/or may not be subject to reduction) and (c) the U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund (the "Templeton Funds"). (Franklin Funds and Templeton Funds are collectively referred to as the "Franklin Templeton Funds.") Sales charge reductions based upon aggregate holdings of (a), (b) and (c) above ("Franklin Templeton Investments") may be effective only after notification to Distributors that the investment qualifies for a discount.

Other Payments to Securities Dealers. Distributors, or one of its affiliates, may make payments, out of its own resources, of up to 1% of the amount purchased to securities dealers who initiate and are responsible for purchases made at net asset value by certain designated retirement plans (excluding IRA and IRA rollovers), certain non-designated plans, certain trust companies and trust departments of banks and certain retirement plans of organizations with collective retirement plan assets of $10 million or more. See definitions under "Description of Special Net Asset Value Purchases" and as set forth in the SAI.

Distributors or one of its affiliates, out of its own resources, may also provide additional compensation to securities dealers in connection with sales of shares of the Franklin Templeton Funds. Compensation may include financial assistance to securities dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and/or shareholder services and programs regarding one or more of the Franklin Templeton Funds and other dealer-sponsored programs or events. In some instances, this compensation may be made available only to certain securities dealers whose representatives have sold or are expected to sell significant amounts of shares of the Franklin Templeton Funds. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Securities dealers may not use sales of the Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned additional compensation is paid for by the Fund or its shareholders.

Additional terms concerning the offering of the Fund's shares are included in the SAI.

Certain officers and trustees of the Fund are also affiliated with Distributors. A detailed description is included in the SAI.

Quantity Discounts in Sales Charges

Shares may be purchased under a variety of plans which provide for a reduced sales charge. To be certain to obtain the reduction of the sales charge, the investor or the securities dealer should notify Distributors at the time of each purchase of shares which qualifies for the reduction. In determining whether a purchase qualifies for a discount, an investment in any of the Franklin Templeton Investments may be combined with those of the investor's spouse, children under the age of 21 and grandchildren under the age of 21. The value of Class II shares owned by the investor may also be included for this purpose.

In addition, an investment in the Fund may qualify for a reduction in the sales charge under the following programs:

1. Rights of Accumulation. The cost or current value (whichever is higher) of existing investments in the Franklin Templeton Investments may be combined with the amount of the current purchase in determining the sales charge to be paid.

2. Letter of Intent. An investor may immediately qualify for a reduced sales charge on a purchase of shares of the Fund by completing the Letter of Intent section of the Shareholder Application (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge, and grants to Distributors a security interest in the reserved shares and irrevocably appoints Distributors as attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due. Purchases under the Letter will conform with the requirements of Rule 22d-1 under the 1940 Act. The investor or the investor's securities dealer must inform Investor Services or Distributors that this Letter is in effect each time a purchase is made.

An investor (except for certain employee benefit plans which are listed under "Description of Special Net Asset Value Purchases") acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application: Five percent (5%) of the amount of the total intended purchase will be reserved in shares of the Fund, registered in the investor's name, to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The reserved shares will be included in the total shares owned as reflected on periodic statements; income and capital gain distributions on the reserved shares will be paid as directed by the investor. The reserved shares will not be available for disposal by the investor until the Letter of Intent has been completed, or the higher sales charge paid. For more information, see "Additional Information Regarding Purchases" in the SAI.

Although the sales charges on Class II shares cannot be reduced through these programs, the value of Class II shares owned by the investor may be included in determining a reduced sales charge to be paid on Class I shares pursuant to the Letter of Intent and Rights of Accumulation programs.

Group Purchases

An individual who is a member of a qualified group may also purchase shares of the Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of shares previously purchased and still owned by the members of the group, plus the amount of the current purchase. For example, if members of the group had previously invested and still held $80,000 of Fund shares and now were investing $25,000, the sales charge would be 3.75%. Information concerning the current sales charge applicable to a group may be obtained by contacting Distributors.

A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount and
(iii) satisfies uniform criteria which enable Distributors to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, be available to arrange for group meetings between representatives of the Fund or Distributors and the members, agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to Distributors, and seek to arrange for payroll deduction or other bulk transmission of investments to the Fund.

If an investor selects a payroll deduction plan, subsequent investments will be automatic and will continue until such time as the investor notifies the Fund and the investor's employer to discontinue further investments. Due to the varying procedures used to prepare, process and forward the payroll deduction information to the Fund, there may be a delay between the time of the payroll deduction and the time the money reaches the Fund. The investment in the Fund will be made at the offering price per share determined on the day that both the check and payroll deduction data are received in required form by the Fund.

Purchases at Net Asset Value

Shares of the Fund may be purchased without the imposition of a front-end sales charge ("net asset value") or a contingent deferred sales charge by (1) officers, trustees, directors and full-time employees of the Fund, any of the Franklin Templeton Funds, or of the Franklin Templeton Group, and by their spouses and family members, including investments made by such parties after cessation of employment; (2) companies exchanging shares with or selling assets pursuant to a merger, acquisition or exchange offer; (3) insurance company separate accounts for pension plan contracts; (4) accounts managed by the Franklin Templeton Group; (5) shareholders of Templeton Institutional Funds, Inc. reinvesting redemption proceeds from that fund under an employee benefit plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended, in shares of the Fund; (6) certain unit investment trusts and unit holders of such trusts reinvesting their distributions from the trusts in the Fund; (7) registered securities dealers and their affiliates, for their investment account only, and (8) registered personnel and employees of securities dealers and by their spouses and family members, in accordance with the internal policies and procedures of the employing securities dealer.

Shares of the Fund may be purchased at net asset value by persons who have redeemed, within the previous 365 days, their shares of the Fund or another of the Class I Franklin Templeton Funds which were purchased with a front-end sales charge or assessed a contingent deferred sales charge on redemption. If a different class of shares is purchased, the full front-end sales charge must be paid at the time of purchase of the new shares. An investor may reinvest an amount not exceeding the redemption proceeds. While credit will be given for any contingent deferred sales charge paid on the shares redeemed and subsequently repurchased, a new contingency period will begin. Shares redeemed in connection with an exchange into another of the Franklin Templeton Funds (see "Exchange Privilege") are not considered "redeemed" for this privilege. In order to exercise this privilege, a written order for the purchase of shares of the Fund must be received by the Fund or the Fund's Shareholder Services Agent within 365 days after the redemption. The 365 days, however, do not begin to run on redemption proceeds placed immediately after redemption in a Franklin Bank Certificate of Deposit ("CD") until the CD (including any rollover) matures. Reinvestment at net asset value may also be handled by a securities dealer or other financial institution, who may charge the shareholder a fee for this service. The redemption is a taxable transaction but reinvestment without a sales charge may affect the amount of gain or loss recognized and the tax basis of the shares reinvested. If there has been a loss on the redemption, the loss may be disallowed if a reinvestment in the same fund is made within a 30-day period. Information regarding the possible tax consequences of such a reinvestment is included in the tax section of this Prospectus and the SAI.

Shares of the Fund or another of the Franklin Templeton Funds Class I shares may be purchased at net asset value and without a contingent deferred sales charge by persons who have received dividends and capital gains distributions in cash from investments in the Fund within 365 days of the payment date of such distribution. To exercise this privilege, a written request to reinvest the distribution must accompany the purchase order. Additional information may be obtained from Shareholder Services at 1-800/632-2301. See "Distributions in Cash" under "Distributions to Shareholders."

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by investors who have, within the past 60 days, redeemed an investment in a mutual fund which is not part of the Franklin Templeton Funds and which was subject to a front-end sales charge or a contingent deferred sales charge and which has investment objectives similar to those of the Fund.

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by broker-dealers who have entered into a supplemental agreement with Distributors, or by registered investment advisors affiliated with such broker-dealers, on behalf of their clients who are participating in a comprehensive fee program (sometimes known as a wrap fee program).

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by anyone who has taken a distribution from an existing retirement plan already invested in the Franklin Templeton Funds (including former participants of the Franklin Templeton Profit Sharing 401(k) plan), to the extent of such distribution. In order to exercise this privilege a written order for the purchase of shares of the Fund must be received by Franklin Templeton Trust Company (the "Trust Company"), the Fund or Investor Services, within 365 days after the plan distribution.

Shares of the Fund may also be purchased at net asset value and without the imposition of a contingent deferred sales charge by any state, county, or city, or any instrumentality, department, authority or agency thereof which has determined that the Fund is a legally permissible investment and which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). SUCH INVESTORS SHOULD CONSULT THEIR OWN LEGAL ADVISORS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS FOR THEM. Municipal investors considering investment of proceeds of bond offerings into the Fund should consult with expert counsel to determine the effect, if any, of various payments made by the Fund or its investment manager on arbitrage rebate calculations. If an investment by an eligible governmental authority at net asset value is made through a securities dealer who has executed a dealer agreement with Distributors, Distributors or one of its affiliates may make a payment, out of its own resources, to such securities dealer in an amount not to exceed 0.25% of the amount invested. Contact Franklin Templeton Services Department for additional information.

Description of Special Net Asset Value Purchases

Shares of the Fund may also be  purchased  at net asset  value and  without  the
imposition  of  a  contingent   deferred  sales  charge  by  certain  designated
retirement plans including profit sharing, pension, 401(k) and simplified employee pension plans ("designated plans"), subject to minimum requirements with respect to number of employees or amount of purchase, which may be established by Distributors. Currently, those criteria require that the employer establishing the plan have 200 or more employees or that the amount invested or to be invested during the subsequent 13-month period in the Fund or in any of the Franklin Templeton Investments totals at least $1,000,000. Employee benefit plans not designated above or qualified under Section 401 of the Code ("non-designated plans") may be afforded the same privilege if they meet the above requirements as well as the uniform criteria for qualified groups previously described under "Group Purchases" which enable Distributors to realize economies of scale in its sales efforts and sales related expenses.

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by trust companies and bank trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity. Such purchases are subject to minimum requirements with respect to amount of purchase, which may be established by Distributors. Currently, those criteria require that the amount invested or to be invested during the subsequent 13-month period in this Fund or any of the Franklin Templeton Investments must total at least $1,000,000. Orders for such accounts will be accepted by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following such order.

Shares  of the  Fund  may be  purchased  at net  asset  value  and  without  the imposition of a contingent deferred sales charge by trustees or other fiduciaries purchasing securities for certain retirement plans of organizations with collective retirement plan assets of $10 million or more, without regard to where such assets are currently invested.

Refer to the SAI for further information regarding net asset value purchases.

General

Securities laws of states in which the Fund's shares are offered for sale may differ from the interpretations of federal law, and banks and financial institutions selling Fund shares may be required to register as dealers pursuant to state law.


Purchasing Shares of the Fund in
Connection with Retirement Plans
Involving Tax-Deferred Investments

Shares of the Fund may be used for individual or employer-sponsored retirement plans involving tax-deferred investments. The Fund may be used as an investment vehicle for an existing retirement plan, or the Trust Company may provide the plan documents and serve as custodian or trustee. A plan document must be adopted in order for a retirement plan to be in existence.

The Trust Company, an affiliate of Distributors, can serve as custodian or trustee for retirement plans. Brochures for the Trust Company plans contain important information regarding eligibility, contribution and deferral limits and distribution requirements. Please note that an application other than the one contained in this Prospectus must be used to establish a retirement plan account with the Trust Company. To obtain a retirement plan brochure or application, call 1-800/DIAL BEN (1-800/342-5236).

Please see "How to Sell Shares of the Fund" for specific information regarding redemptions from retirement plan accounts. Specific forms are required to be completed for distributions from the Trust Company retirement plans.

Individuals and plan sponsors should consult with legal, tax or benefits and pension plan consultants before choosing a retirement plan. In addition, retirement plan investors should consider consulting their investment representatives or advisers concerning investment decisions within their plans.


Other Programs and Privileges
Available to Fund Shareholders

Certain of the programs and privileges described in this section may not be available directly from the Fund to shareholders whose shares are held, of record, by a financial institution or in a "street name" account or networked account through the National Securities Clearing Corporation ("NSCC") (see the section captioned "Account Registrations" in this Prospectus).

Share Certificates

Shares for an initial investment, as well as subsequent investments, including the reinvestment of dividends and capital gain distributions, are generally credited to an account in the name of an investor on the books of the Fund, without the issuance of a share certificate. Maintaining shares in uncertificated form (also known as "plan balance") minimizes the risk of loss or theft of a share certificate. A lost, stolen or destroyed certificate cannot be replaced without obtaining a sufficient indemnity bond. The cost of such a bond, which is generally borne by the shareholder, can be 2% or more of the value of the lost, stolen or destroyed certificate. A certificate will be issued if requested by the shareholder or by the securities dealer.

Confirmations

A confirmation statement will be sent to each shareholder semi-annually to reflect the dividends reinvested during that period and after each other transaction which affects the shareholder's account. This statement will also show the total number of shares owned by the shareholder, including the number of shares in "plan balance" for the account of the shareholder.

Automatic Investment Plan

Under the Automatic Investment Plan, a shareholder may be able to arrange to make additional purchases of shares automatically on a monthly basis by electronic funds transfer from a checking account, if the bank which maintains the account is a member of the Automated Clearing House, or by preauthorized checks drawn on the shareholder's bank account. A shareholder may, of course, terminate the program at any time. The Automatic Investment Plan Application included with this Prospectus contains the requirements applicable to this program. In addition, shareholders may obtain more information concerning this program from their securities dealers or from Distributors.

The market value of the Fund's shares is subject to fluctuation. Before undertaking any plan for systematic investment, the investor should keep in mind that such a program does not assure a profit or protect against a loss.

Systematic Withdrawal Plan

A shareholder may establish a Systematic Withdrawal Plan and receive regular periodic payments from the account, provided that the net asset value of the shares held by the shareholder is at least $5,000. There are no service charges for establishing or maintaining a Systematic Withdrawal Plan. The minimum amount which the shareholder may withdraw is $50 per withdrawal transaction, although this is merely the minimum amount allowed under the plan and should not be mistaken for a recommended amount. Retirement plans subject to mandatory distribution requirements are not subject to the $50 minimum. The plan may be established on a monthly, quarterly, semiannual or annual basis. If the shareholder establishes a plan, any capital gain distributions and income dividends paid by the Fund will be reinvested for the shareholder's account in additional shares at net asset value. Payments will then be made from the liquidation of shares at net asset value on the day of the transaction (which is generally the first business day of the month in which the payment is scheduled) with payment generally received by the shareholder three to five days after the date of liquidation. By completing the "Special Payment Instructions for Distributions" section of the Shareholder Application included with this Prospectus, a shareholder may direct the selected withdrawals to another of the Franklin Templeton Funds, to another person, or directly to a checking account. If the bank at which the account is maintained is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If this last option is requested, the shareholder should allow at least 15 days for initial processing. Payments which may be paid in the interim will be sent to the address of record. Liquidation of shares may reduce or possibly exhaust the shares in the shareholder's account, to the extent withdrawals exceed shares earned through dividends and distributions, particularly in the event of a market decline. If the withdrawal amount exceeds the total plan balance, the account will be closed and the remaining balance will be sent to the shareholder. As with other redemptions, a liquidation to make a withdrawal payment is a sale for federal income tax purposes. Because the amount withdrawn under the plan may be more than the shareholder's actual yield or income, part of the payment may be a return of the shareholder's investment.

The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous because of the sales charge on the additional purchases. Also, redemptions of shares may be subject to a contingent deferred sales charge if the shares are redeemed within 12 months of the calendar month of the original purchase date. The shareholder should ordinarily not make additional investments of less than $5,000 or three times the annual withdrawals under the plan during the time such a plan is in effect. The applicable contingent deferred sales charge is waived for share redemptions of up to 1% monthly of an account's net asset value (12% annually, 6% semiannually, 3% quarterly). For example, if an account maintained an annual balance of $1,000,000, only $120,000 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge; any amount over that $120,000 would be assessed a 1% (or applicable) contingent deferred sales charge. A Systematic Withdrawal Plan may be terminated on written notice by the shareholder or the Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account, or upon the Fund's receipt of notification of the death or incapacity of the shareholder. Shareholders may change the amount (but not below the specified minimum) and schedule of withdrawal payments, or suspend one such payment by giving written notice to Investor Services at least seven business days prior to the end of the month preceding a scheduled payment. Share certificates may not be issued while a Systematic Withdrawal Plan is in effect.

Institutional Accounts

There may be additional methods of purchasing, redeeming or exchanging shares of the Fund available to institutional accounts. For further information, contact Franklin Templeton Institutional Services Department at 1-800/321-8563.


Exchange Privilege


The Franklin Templeton Funds consist of a number of mutual funds with various investment objectives or policies. The shares of most of these mutual funds are offered to the public with a sales charge. If a shareholder's investment objective or outlook for the securities markets changes, the Fund shares may be exchanged for shares of other Franklin Templeton Funds Class I shares which are eligible for sale in the shareholder's state of residence and in conformity with such fund's stated eligibility requirements and investment minimums. Before making an exchange, investors should review the prospectus of the fund they wish to exchange from and the fund they wish to exchange into for all specific requirements or limitations on exercising the exchange privilege, for example, minimum holding periods or applicable sales charges. No exchanges between different classes of shares are allowed and, therefore, shares of the Fund may not be exchanged for Class II shares of other Franklin Templeton Funds. Shareholders may choose to redeem shares of the Fund and purchase Class II shares of other Franklin Templeton Funds but such purchase will be subject to that fund's Class II front-end and contingent deferred sales charges for the contingency period of 18 months.

Exchanges may be made in any of the following ways:

Exchanges By Mail

Send written instructions signed by all account owners and accompanied by any outstanding share certificates properly endorsed. The transaction will be effective upon receipt of the written instructions together with any outstanding share certificates.

Exchanges By Telephone

Shareholders, or their investment representative of record, if any, may exchange shares of the Fund by telephone by calling Investor Services at 1-800/632-2301 or the automated Franklin TeleFACTS(R) system (day or night) at 1-800/247-1753. If the shareholder does not wish this privilege extended to a particular account, the Fund or Investor Services should be notified.

The telephone exchange privilege allows a shareholder to effect exchanges from the Fund into an identically registered account in one of the other available Franklin Templeton Funds Class I shares. The telephone exchange privilege is available only for uncertificated shares or those which have previously been deposited in the shareholder's account. The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please refer to "Telephone Transactions - Verification Procedures."

During periods of drastic economic or market changes, it is possible that the Telephone Exchange Privilege may be difficult to implement and the TeleFACTS option may not be available. In this event, shareholders should follow the other exchange procedures discussed in this section, including the procedures for processing exchanges through securities dealers.

Exchanges Through Securities Dealers

As is the case with all purchases and redemptions of the Fund's shares, Investor Services will accept exchange orders from securities dealers who execute a dealer or similar agreement with Distributors. See also "Exchanges By Telephone" above. Such a dealer-ordered exchange will be effective only for uncertificated shares on deposit in the shareholder's account or for which certificates have previously been deposited. A securities dealer may charge a fee for handling an exchange.

Additional Information Regarding Exchanges

If the account has shares subject to a contingent deferred sales charge, the shares will be exchanged into the new account on a "first-in, first-out" basis. The contingency period of 12 months during which a contingent deferred sales charge may be assessed will be tolled (or stopped) for the period shares are exchanged into and held in a Franklin or Templeton money market fund. See also "How to Sell Shares of the Fund - Contingent Deferred Sales Charge."

Exchanges are made on the basis of the net asset values of the funds involved, except as set forth below. Exchanges of shares of the Fund which were purchased without a sales charge will be charged a sales charge in accordance with the terms of the prospectus of the fund being purchased, unless the investment on which no sales charge was paid was transferred in from a fund on which the investor paid a sales charge. Exchanges of shares of the Fund which were purchased with a lower sales charge to a fund which has a higher sales charge will be charged the difference, unless the shares were held in the Fund for at least six months prior to executing the exchange. When an investor requests the exchange of the total value of the Fund account declared but unpaid income dividends and capital gain distributions will be transferred to the fund being exchanged into and will be invested at net asset value. Because the exchange is considered a redemption and purchase of shares, the shareholder may realize a gain or loss for federal income tax purposes. Backup withholding and information reporting may also apply. Information regarding the possible tax consequences of such an exchange is included in the tax section in this Prospectus and in the SAI.

If a substantial portion of the Fund's shareholders should, within a short period, elect to redeem their shares of the Fund pursuant to the exchange privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this should occur, it is the general policy of the Fund to initially invest this money in short-term, interest-bearing money market instruments, unless it is felt that attractive investment opportunities consistent with the Fund's investment objectives exist immediately. Subsequently, this money will be withdrawn from such short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The Exchange Privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.

Timing Accounts

The Fund currently will not accept investments from Timing Accounts.

Retirement Plan Accounts

Franklin Templeton IRA and 403(b) retirement plan accounts may accomplish exchanges directly. Certain restrictions may apply, however, to other types of retirement plans. See "Restricted Accounts" under "Telephone Transactions."


How to Sell Shares of the Fund



A shareholder may at any time liquidate shares owned and receive from the Fund the value of the shares. Shares may be redeemed in any of the following ways:

Redemptions By Mail

Send a written request, signed by all registered owners, to Investor Services, at the address shown on the back cover of this Prospectus, and any share certificates which have been issued for the shares being redeemed, properly endorsed and in order for transfer. The shareholder will then receive from the Fund the value of the shares based upon the net asset value per share (less the contingent deferred sales charge, if applicable) next computed after the written request in proper form is received by Investor Services. Redemption requests received after the time at which the net asset value is calculated (at the scheduled closing of the New York Stock Exchange (the "Exchange") which is generally 1:00 p.m. Pacific time) each day that the Exchange is open for business will receive the price calculated on the following business day. Shareholders are requested to provide a telephone number(s) where they may be reached during business hours, or in the evening if preferred. Investor Services' ability to contact a shareholder promptly when necessary will speed the processing of the redemption.

To be considered in proper form, signature(s) must be guaranteed if the redemption request involves any of the following:

(1) the proceeds of the redemption are over $50,000;

(2) the proceeds (in any amount) are to be paid to someone other than the registered owner(s) of the account;

(3) the proceeds (in any amount) are to be sent to any address other than the shareholder's address of record, preauthorized bank account or brokerage firm account;

(4) share certificates, if the redemption proceeds are in excess of $50,000; or

(5) the Fund or Investor Services believes that a signature guarantee would protect against potential claims based on the transfer instructions, including, for example, when (a) the current address of one or more joint owners of an account cannot be confirmed, (b) multiple owners have a dispute or give inconsistent instructions to the Fund, (c) the Fund has been notified of an adverse claim, (d) the instructions received by the Fund are given by an agent, not the actual registered owner, (e) the Fund determines that joint owners who are married to each other are separated or may be the subject of divorce proceedings, or (f) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the Fund.

Signature(s) must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 under the Securities Exchange Act of 1934. Generally, eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program. A notarized signature will not be sufficient for the request to be in proper form.

Where shares to be redeemed are represented by share certificates, the request for redemption must be accompanied by the share certificate and a share assignment form signed by the registered shareholders exactly as the account is registered, with the signature(s) guaranteed as referenced above. Shareholders are advised, for their own protection, to send the share certificate and assignment form in separate envelopes if they are being mailed in for redemption.

Liquidation  requests  of  corporate,   partnership,   trust  and  custodianship
accounts,   and  accounts  under  court   jurisdiction   require  the  following
documentation to be in proper form:

Corporation - (1) Signature guaranteed letter of instruction from the authorized officer(s) of the corporation and (2) a corporate resolution.

Partnership - (1) Signature guaranteed letter of instruction from a general partner and (2) pertinent pages from the partnership agreement identifying the general partners or a certification for a partnership agreement.

Trust - (1) Signature  guaranteed  letter of instruction from the trustee(s) and
(2) a copy of the pertinent pages of the trust document listing the trustee(s) or a Certification for Trust if the trustee(s) are not listed on the account registration.

Custodial (other than a retirement account) - Signature guaranteed letter of instruction from the custodian.

Accounts under court jurisdiction - Check court documents and the applicable state law since these accounts have varying requirements, depending upon the state of residence.

Payment for redeemed shares will be sent to the shareholder within seven days after receipt of the request in proper form.

Redemptions By Telephone

Shareholders who complete the Franklin Templeton Telephone Redemption Authorization Agreement (the "Agreement"), included with this Prospectus, may redeem shares of the Fund by telephone, subject to the Restricted Account exception noted under "Telephone Transactions - Restricted Accounts. Information may also be obtained by writing to the Fund or Investor Services at the address shown on the cover or by calling 1-800/632-2301. The Fund and Investor Services will employ reasonable procedures to confirm that instructions given by telephone are genuine. Shareholders, however, bear the risk of loss in certain cases as described under "Telephone Transactions - Verification Procedures."

For shareholder accounts with the completed Agreement on file, redemptions of uncertificated shares or shares which have previously been deposited with the Fund or Investor Services may be made for up to $50,000 per day per Fund account.

Telephone redemption requests received before the scheduled closing of the Exchange (generally 1:00 p.m. Pacific time) on any business day will be processed that same day.

The redemption check will be sent within seven days, made payable to all the registered owners on the account, and will be sent only to the address of record. Redemption requests by telephone will not be accepted within 30 days following an address change by telephone. In that case, a shareholder should follow the other redemption procedures set forth in this Prospectus. Institutional accounts (certain corporations, bank trust departments, government entities, and qualified retirement plans which qualify to purchase shares at net asset value pursuant to the terms of this Prospectus) which wish to execute redemptions in excess of $50,000 must complete an Institutional Telephone
Privileges Agreement which is available from the Franklin Templeton Institutional Services Department by telephoning 1-800/321-8563.

Redeeming Shares Through Securities Dealers

The Fund will accept redemption orders from securities dealers who have entered into an agreement with Distributors. This is known as a repurchase. The only difference between a normal redemption and a repurchase is that if the shareholder redeems shares through a dealer, the redemption price will be the net asset value next calculated after the shareholder's dealer receives the order which is promptly transmitted to the Fund, rather than on the day the Fund receives the shareholder's written request in proper form. The documents, as described under "Redemptions By Mail" above, as well as a signed letter of instruction, are required regardless of whether the shareholder redeems shares directly or submits such shares to a securities dealer for repurchase. A shareholder's letter should reference the Fund, the account number, the fact that the repurchase was ordered by a dealer and the dealer's name. Details of the dealer-ordered trade, such as trade date, confirmation number, and the amount of shares or dollars, will help speed processing of the redemption. The seven-day period within which the proceeds of the shareholder's redemption will be sent will begin when the Fund receives all documents required to complete ("settle") the repurchase in proper form. The redemption proceeds will not earn dividends or interest during the time between receipt of the dealer's repurchase order and the date the redemption is processed upon receipt of all documents necessary to settle the repurchase. Thus, it is in a shareholder's best interest to have the required documentation completed and forwarded to the Fund as soon as possible. The shareholder's dealer may charge a fee for handling the order. The SAI contains more information on the redemption of shares.

Contingent Deferred Sales Charge

In order to recover commissions paid to securities dealers, investments of $1 million or more redeemed within the contingency period of 12 months of the calendar month following their purchase will be assessed a contingent deferred sales charge, unless one of the exceptions described below applies. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the net asset value at the time of purchase of such shares, and is retained by Distributors. The contingent deferred sales charge is waived in certain instances.

In determining whether a contingent deferred sales charge applies, shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) a calculated number of shares representing amounts attributable to capital appreciation of those shares held less than the contingency period; (ii) shares purchased with reinvested dividends and capital gain distributions; and (iii) other shares held longer than the contingency period; and followed by any shares held less than the contingency period, on a "first-in, first-out" basis. For tax purposes, a contingent deferred sales charge is treated as either a reduction in redemption proceeds or an adjustment to the cost basis of the shares redeemed.

The contingent deferred sales charge is waived for: exchanges; any account fees; distributions to participants or their beneficiaries in Trust Company individual retirement plan accounts due to death, disability or attainment of age 591/2; tax-free returns of excess contributions from employee benefit plans; distributions from employee benefit plans, including those due to termination or plan transfer; redemptions through a Systematic Withdrawal Plan set up for shares prior to February 1, 1995, and for Systematic Withdrawal Plans set up thereafter, redemptions of up to 1% monthly of an account's net asset value (3% quarterly, 6% semiannually or 12% annually); redemptions initiated by the Fund due to a shareholder's account falling below the minimum specified account size; and redemptions following the death of the shareholder or the beneficial owner.

All investments made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Requests for redemptions for a specified dollar amount, unless otherwise specified, will result in additional shares being redeemed to cover any applicable contingent deferred sales charge while requests for redemption of a specific number of shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.

Additional Information Regarding Redemptions

The Fund may delay the mailing of the redemption check, or a portion thereof, until the clearance of the check used to purchase Fund shares, which may take up to 15 days or more. Although the use of a certified or cashier's check will generally reduce this delay, shares purchased with these checks will also be held pending clearance. Shares purchased by federal funds wire are available for immediate redemption. In addition, the right of redemption may be suspended or the date of payment postponed if the Exchange is closed (other than customary closing) or upon the determination of the SEC that trading on the Exchange is restricted or an emergency exists, or if the SEC permits it, by order, for the protection of shareholders. Of course, the amount received may be more or less than the amount invested by the shareholder, depending on fluctuations in the market value of securities owned by the Fund.

Retirement Accounts

Retirement  plan  account   liquidations   require  the  completion  of  certain
additional forms to ensure compliance with IRS regulations. To liquidate a retirement plan account, a shareholder or securities dealer may call Franklin's Retirement Plans Department to obtain the necessary forms.

Tax penalties will generally apply to any distribution from such plans to a participant under age 591/2, unless the distribution meets one of the exceptions set forth in the Code.

Other

For any information required about a proposed liquidation, a shareholder may call Franklin's Shareholder Services Department or the securities dealer may call Franklin's Dealer Services Department.


Telephone Transactions



Shareholders of the Fund and their investment representative of record, if any, may be able to execute various transactions by calling Investor Services at 1-800/632-2301.

All shareholders will be able to execute various telephone transactions, including: (i) effect a change in address, (ii) change a dividend option (see "Restricted Accounts" below), (iii) transfer Fund shares in one account to another identically registered account in the Fund, (iv) request the issuance of certificates, to be sent to the address of record only, and (v) exchange Fund shares as described in this Prospectus by telephone. In addition, shareholders who complete and file an Agreement as described under "How to Sell Shares of the Fund - Redemptions By Telephone" will be able to redeem shares of the Fund.

Verification Procedures

The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity by telephone, requiring that the caller provide certain personal and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and by sending a confirmation statement on redemptions to the address of record each time account activity is initiated by telephone. So long as the Fund and Investor Services follow instructions communicated by telephone which were reasonably believed to be genuine at the time of their receipt, neither they nor their affiliates will be liable for any loss to the shareholder caused by an unauthorized transaction. The Fund and Investor Services may be liable for any losses due to unauthorized or fraudulent instructions in the event such reasonable procedures are not followed. Shareholders are, of course, under no obligation to apply for or accept telephone transaction privileges. In any instance where the Fund or Investor Services is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither the Fund nor Investor Services will be liable for any losses which may occur because of a delay in implementing a transaction.

Restricted Accounts

Telephone redemptions and dividend option changes may not be accepted on Franklin Templeton retirement accounts. To assure compliance with all applicable regulations, special forms are required for any distribution, redemption, or dividend payment. While the telephone exchange privilege is extended to Franklin Templeton IRA and 403(b) retirement accounts, certain restrictions may apply to other types of retirement plans. Changes to dividend options and requests for certificates must also be made in writing.

To obtain further information regarding distribution or transfer procedures, including any required forms, retirement account shareholders may call to speak to a Retirement Plan Specialist at 1-800/527-2020 for Franklin accounts, or 1-800/354-9191 (press "2" when prompted to do so) for Templeton accounts.

General

During periods of drastic economic or market changes, it is possible that the telephone transaction privileges will be difficult to execute because of heavy telephone volume. In such situations, shareholders may wish to contact their investment representative for assistance, or to send written instructions to the Fund as detailed elsewhere in this Prospectus.

Neither the Fund nor Investor Services will be liable for any losses resulting from the inability of a shareholder to execute a telephone transaction.

The telephone transaction privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.


Valuation of Fund Shares



The net asset value per share of the Fund is determined as of the scheduled closing of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. Many newspapers carry daily quotations of the prior trading day's closing "bid" (net asset value) and "ask" (offering price, which includes the maximum sales charge of the Fund).

The net asset value per share of the Fund is determined in the following manner:
The aggregate of all liabilities is deducted from the aggregate gross value of all assets, and the difference is divided by the number of shares of the Fund outstanding at the time.

For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the schedule closing of trading on the Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked price is used. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Fund's net asset value. If events materially affect the value of these foreign securities occur during such period, then these securities will be valued in accordance with procedures established by the Board.

Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the Manager. Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the Fund is its last sale price on the relevant exchange prior to the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, the options are valued within the range of the current closing bid and ask prices if such valuation is believed to fairly reflect the contract's market value. Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors, including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of trustees, the Fund may utilize a pricing service, bank or securities dealer to perform any of the above described functions.


How to Get Information Regarding
an Investment in the Fund



Any questions or communications regarding a shareholder's account should be directed to Investor Services at the address shown on the back cover of this Prospectus.

From a touch-tone phone, Franklin and Templeton shareholders may access an automated system (day or night) which offers the following features:

By calling the Franklin TeleFACTS(R) system at 1-800/247-1753, shareholders may obtain Class I and Class II account information, current price and, if available, yield or other performance information specific to the Fund or any Franklin Templeton Fund. In addition, Franklin Class I shareholders may process an exchange, within the same class, into an identically registered Franklin account; and request duplicate confirmation or year-end statements, money fund checks, if applicable, and deposit slips.

Fund information may be accessed by entering Fund Code 98 followed by the # sign. The system's automated operator will prompt the caller with easy to follow step-by-step instructions from the main menu. Other features may be added in the future.

To assist shareholders and securities dealers wishing to speak directly with a representative, the following is a list of the various Franklin departments, telephone numbers and hours of operation to call. The same numbers may be used when calling from a rotary phone:


                                                              Hours of Operation (Pacific time)
             Department Name               Telephone No.        (Monday through Friday)
             Shareholder Services         1-800/632-2301         5:30 a.m. to 5:00 p.m.
             Dealer Services              1-800/524-4040         5:30 a.m. to 5:00 p.m.
             Fund Information             1-800/DIAL BEN         5:30 a.m. to 8:00 p.m.
                                                                 8:30 a.m. to 5:00 p.m. (Saturday)
             Retirement Plans             1-800/527-2020         5:30 a.m. to 5:00 p.m.
             TDD (hearing impaired)       1-800/851-0637         5:30 a.m. to 5:00 p.m.

In order to ensure that the highest quality of service is being provided, telephone calls placed to or by representatives in Franklin or Templeton service departments may be accessed, recorded and monitored. These calls can be determined by the presence of a regular beeping tone.


Performance



Advertisements, sales literature and communications to shareholders may contain several measures of the Fund's performance, including current yield, various expressions of total return and current distribution rate. They may occasionally cite statistics to reflect its volatility or risk.

Average annual total return figures as prescribed by the SEC represent the average annual percentage change in value of $1,000 invested at the maximum public offering price (offering price includes sales charge) for one-, five- and ten-year periods, or portion thereof, to the extent applicable, through the end of the most recent calendar quarter, assuming reinvestment of all distributions. The Fund may also furnish total return quotations for other periods or based on investments at various sales charge levels or at net asset value. For such purposes total return equals the total of all income and capital gain paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.

Current yield reflects the income per share earned by the Fund's portfolio investments; it is calculated by dividing the Fund's net investment income per share during a recent 30-day period by the maximum public offering price on the last day of that period and annualizing the result.

Yield which is calculated according to a formula prescribed by the SEC (see the SAI) is not indicative of the dividends or distributions which were or will be paid to the Fund's shareholders. Dividends or distributions paid to shareholders are reflected in the current distribution rate, which may be quoted to shareholders. The current distribution rate is computed by dividing the total amount of dividends per share paid by the Fund during the past 12 months by a current maximum offering price. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid during the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, and short-term capital gain, and is calculated over a different period of time.

In each case, performance figures are based upon past performance, reflect all recurring charges against Fund income and will assume the payment of the maximum sales charge on the purchase of shares. When there has been a change in the sales charge structure, the historical performance figures will be restated to reflect the new rate. The investment results of the Fund, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what the Fund's yield, distribution rate or total return may be in any future period.


General Information



Reports to Shareholders

The  Fund's  fiscal  year  ends  April 30.  Annual  Reports  containing  audited financial statements of the Fund, including the auditors' report, and Semi-Annual Reports containing unaudited financial statements are automatically sent to shareholders. To reduce the volume of mail sent to one household as well as to reduce Fund expenses, Investor Services, when legally permissible, will attempt to identify related shareholders within a household, and send only one copy of the report. Additional copies may be obtained, without charge, upon request to the Fund at the telephone number or address set forth on the cover page of this Prospectus.

Additional information on Fund performance is included in the Trust's Annual Report to Shareholders and the SAI.

Organization and Voting Rights

The Trust is authorized to issue an unlimited number of shares of beneficial interest, with a par value of $.01 per share in various series and classes. Each series, in effect, represents a separate mutual fund with its own investment objective and policies. All shares have one vote and, when issued, are fully paid and nonassessable. All shares have equal voting, participation and liquidation rights, but have no subscription, preemptive or conversion rights. The Trust issues shares in seven other series: Franklin California Growth Fund, Franklin Global Health Care Fund, Franklin Global Utilities Fund, Franklin
Institutional MidCap Growth Fund, Franklin MidCap Growth Fund, Franklin Strategic Income Fund and Franklin Natural Resources Fund. All shares have equal voting, participation and liquidation rights, but have no subscription, preemptive or conversion rights. The Trust reserves the right to issue additional classes of shares to the Fund, or to add additional series.

The Trust's shareholders will vote together to elect trustees and on other matters affecting the entire Trust, but will vote separately on matters affecting separate series or classes. Shares have noncumulative voting rights which means that in all elections of trustees, the holders of more than 50% of the shares voting can elect 100% of the trustees if they choose to do so, and in such event, the holders of the remaining shares voting will not be able to elect any person or persons to the Board.

The Fund does not intend to hold annual shareholders' meetings. The Fund may, however, hold a special meeting for such purposes as changing fundamental investment restrictions, approving a new management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. A meeting may also be called by a majority of the Board or by shareholders holding at least ten percent of the shares entitled to vote at the meeting. Shareholders may receive assistance in communicating with other shareholders in connection with the election or removal of trustees such as that provided in Section 16(c) of the 1940 Act.

Redemptions by the Fund

The Fund reserves the right to redeem, at net asset value, shares of any shareholder whose account has a value of less than $50, but only where the value of such account has been reduced by the shareholder's prior voluntary redemption of shares and has been inactive (except for the reinvestment of distributions) for a period of at least six months, provided advance notice is given to the shareholder. More information is included in the SAI.

Other Information

Distribution or redemption checks sent to shareholders do not earn interest or any other income during the time such checks remain uncashed and neither the Fund nor its affiliates will be liable for any loss to the shareholder caused by the shareholder's failure to cash such check(s).

"Cash" payments to or from the Fund may be made by check, draft or wire. The Fund has no facility to receive, or pay out, cash in the form of currency.

Account Registrations

An account registration should reflect the investor's intentions as to ownership. Where there are two co-owners on the account, the account will be registered as "Owner 1" and "Owner 2"; the "or" designation is not used except for money market fund accounts. If co-owners wish to have the ability to redeem or convert on the signature of only one owner, a limited power of attorney may be used.

Accounts should not be registered in the name of a minor, either as sole or co-owner of the account. Transfer or redemption for such an account may require court action to obtain release of the funds until the minor reaches the legal age of majority. The account should be registered in the name of one "Adult" as custodian for the benefit of the "Minor" under the Uniform Transfer or Gifts to Minors Act.

A trust designation such as "trustee" or "in trust for" should only be used if the account is being established pursuant to a legal, valid trust document. Use of such a designation in the absence of a legal trust document may cause difficulties and require court action for transfer or redemption of the funds.

Shares, whether in certificate form or not, registered as joint tenants or "Jt Ten" shall mean "as joint tenants with rights of survivorship" and not "as tenants in common."

Except as indicated, a shareholder may transfer an account in the Fund carried in "street" or "nominee" name by the shareholder's securities dealer to a comparably registered Fund account maintained by another securities dealer. Both the delivering and receiving securities dealers must have executed dealer agreements on file with Distributors. Unless a dealer agreement has been executed and is on file with Distributors, the Fund will not process the transfer and will so inform the shareholder's delivering securities dealer. To effect the transfer, a shareholder should instruct the securities dealer to transfer the account to a receiving securities dealer and sign any documents required by the securities dealer(s) to evidence consent to the transfer. Under current procedures, the account transfer may be processed by the delivering securities dealer and the Fund after the Fund receives authorization in proper form from the shareholder's delivering securities dealer. In the future it may be possible to effect such transfers electronically through the services of the NSCC.

The Fund may conclusively accept instructions from an owner or the owner's nominee listed in publicly available nominee lists, regardless of whether the account was initially registered in the name of or by the owner, the nominee, or both. If a securities dealer or other representative is of record on an investor's account, the investor will be deemed to have authorized the use of electronic instructions on the account, including, without limitation, those initiated through the services of the NSCC, to have adopted as instruction and signature any such electronic instructions received by the Fund and the Shareholder Services Agent, and to have authorized them to execute the instructions without further inquiry. At the present time, such services which are available include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems.

Any questions regarding an intended registration should be answered by the securities dealer handling the investment, or by calling Franklin's Fund Information Department.


Important Notice Regarding
Taxpayer IRS Certifications



Pursuant to the Code and U.S. Treasury regulations, the Fund may be required to report to the Internal Revenue Service ("IRS") any taxable dividend, capital gain distribution, or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number ("TIN") and made certain required certifications that appear in the Shareholder Application. A shareholder may also be subject to backup withholding if the IRS or a securities dealer notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding for previous under-reporting of interest or dividend income.

The Fund reserves the right to (1) refuse to open an account for any person failing to provide a TIN along with the required certifications and (2) close an account by redeeming its shares in full at the then-current net asset value upon receipt of notice from the IRS that the TIN certified as correct by the shareholder is in fact incorrect or upon the failure of a shareholder who has completed an "awaiting TIN" certification to provide the Fund with a certified TIN within 60 days after opening the account.


Portfolio Operations



The following persons are primarily responsible for the day-to-day management of the Fund's portfolio: Mr. Jamieson and Mr. Moore since inception and Mr. McCarthy since March 1993.


Edward B. Jamieson

Senior Vice President of Advisers

Mr. Jamieson holds a Bachelor of Arts degree from Bucknell University and a Master's degree in accounting and finance from the University of Chicago
Graduate School of Business. He has been with Advisers since 1987. He is a member of several securities industry-related committees and associations.

Nicholas Moore

Portfolio Manager of Advisers

Mr. Moore holds a Bachelor of Science degree in business administration, with a focus on accounting and finance, from the School of Business, Menlo College, Menlo Park, California. He has been with Advisers since 1986.

Michael McCarthy

Portfolio Manager of Advisers

Mr. McCarthy holds a Bachelor of Arts degree in history from the University of California at Los Angeles. He has been with Advisers since 1992.





                        SUPPLEMENT DATED OCTOBER 1, 1995

                   TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                           FRANKLIN STRATEGIC SERIES

                         Franklin Small Cap Growth Fund
                            dated September 1, 1995

As described in the Prospectus of the Franklin Small Cap Growth Fund (the "Fund"), the Fund now offers two classes of shares to its investors. This new structure allows investors to consider, among other features, the impact of sales charges and distribution fees ("Rule 12b-1 fees") on their investments in the Small Cap Growth Fund.

ADD THE FOLLOWING AS THE LAST SENTENCE OF THE PARAGRAPH DESCRIBING FEES PAID TO THE MANAGER UNDER "INVESTMENT ADVISORY AND OTHER SERVICES":

 Each class of the Fund will pay its respective share of the fee as determined by the proportion of the Small Cap Growth Fund that it represents.

EACH NEW CLASS OF SHARES HAS A SEPARATE DISTRIBUTION PLAN. FOR THIS REASON, THE FIRST PARAGRAPH OF THE SECTION "THE FUNDS' UNDERWRITER - DISTRIBUTION PLANS" HAS BEEN REPLACED WITH THE FOLLOWING PARAGRAPH:

 Distribution Plans

 Each class of the Fund has adopted a plan of distribution ("Class I Plan" and "Class II Plan," respectively) pursuant to Rule 12b-1 under the 1940 Act. The distribution plans for each class may be collectively referred to as the "Plans."

THE FOLLOWING SENTENCE SHOULD BE ADDED AS THE FIRST SENTENCE IN THE NEXT
PARAGRAPH:

 Pursuant to the Class I Plan, the Fund may pay up to a maximum of 0.25% per annum (0.25 of 1%) of Class I average daily net assets for expenses incurred in the promotion and distribution of its shares.

THE PARAGRAPH DESCRIBED ABOVE CONCERNS ONLY THE CLASS I PLAN FOR THE FUND. THE FOLLOWING PARAGRAPH HAS BEEN ADDED TO THIS SECTION AFTER THE DISCUSSION OF THE CLASS I PLAN TO DESCRIBE THE CLASS II PLAN:

 The Class II Plan

 Under the Class II Plan, the Fund is permitted to pay Distributors or others, distribution and related expenses of up to 0.75% per annum of Class II shares' daily net assets payable quarterly. All expenses of distribution, marketing and related services over that amount will be borne by Distributors or others who have incurred them, without reimbursement by the Fund. In addition, the Class II Plan provides for an additional payment by the Fund of up to 0.25% per annum of Class II's average daily net assets as a servicing fee, payable quarterly. This fee will be used to pay securities dealers or others for, among other things, assisting in establishing and maintaining customer accounts and records; assisting with purchase and redemption requests; receiving and answering correspondence; monitoring dividend payments from the Fund on behalf of customers, or similar activities related to furnishing personal services and/or maintaining shareholder accounts.

THE SUBSEQUENT PARAGRAPHS IN THE SECTION "DISTRIBUTION PLANS" APPLY EQUALLY TO THE PLANS, WITH THE EXCEPTION THAT THE SENTENCE REGARDING UNREIMBURSED EXPENSES DOES NOT REFER TO THE CLASS II PLAN.

THE "PURCHASES AND REDEMPTIONS THROUGH SECURITIES DEALERS" AND "CALCULATION OF NET ASSET VALUE" SUBSECTIONS ARE MODIFIED TO REFLECT THAT THE NET ASSET VALUE FOR EACH CLASS IS CALCULATED SEPARATELY FOR EACH CLASS AND THAT THE NET ASSET VALUE FOR EACH CLASS IS CALCULATED AS OF THE SCHEDULED CLOSING OF THE NEW YORK STOCK EXCHANGE (GENERALLY 1:00 P.M. PACIFIC TIME).

THE SUBSECTION TITLED "ADDITIONAL INFORMATION REGARDING PURCHASES" DOES NOT APPLY TO CLASS II.














STATEMENT OF
ADDITIONAL  INFORMATION
777  Mariners  Island Blvd.,  P.O. Box 7777  SEPTEMBER 1, 1995
San Mateo, CA 94403-7777 1-800/DIAL BEN



About the Fund (See also the
 Prospectus "About the Fund,"
"General Information").............................................       2

The Fund's Investment Objective
 and Restrictions (See also the
Prospectus "Investment Objective
and Policies of the Fund").........................................       2

Officers and Trustees..............................................      10

Investment Advisory and Other Services
 (See also the Prospectus
"Management of the Fund")..........................................      13

The Fund's Policies Regarding Brokers
 Used on Portfolio Transactions....................................      15

Additional Information Regarding
 Fund Shares (See also the Prospectus
"How to Buy Shares of the Fund,"
"How to Sell Shares of the Fund,"
"Valuation of Fund Shares")........................................      16

Additional Information Regarding Taxation..........................      19

The Fund's Underwriter.............................................      21

General Information................................................      22

Appendix...........................................................      26

Financial Statements...............................................      27


Franklin Small Cap Growth Fund (the "Fund") is a diversified series of Franklin Strategic Series (the "Trust"), an open-end management investment company. The Fund seeks long-term capital growth by investing primarily in equity securities of companies which have a market capitalization of less than $1 billion at the time of investment and by attempting to keep at least one-third of its assets invested in common stocks of companies with market capitalization of $550 million or less.

A Prospectus for the Fund dated September 1, 1995, as may be amended from time to time, provides the basic information an investor should know before investing in the Fund and may be obtained without charge from the Fund or from its principal underwriter Franklin/Templeton Distributors, Inc. ("Distributors"), at the address shown above.

This Statement of Additional Information (the "SAI") is not a prospectus. It contains information in addition to and in more detail than set forth in the Prospectus. This SAI is intended to provide investors with additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Fund's Prospectus.


About the Fund

The Fund is a diversified series of the Trust, an open-end management investment company, commonly called a "mutual fund." The Trust (until November 1991 named Franklin California 250 Growth Fund) is a Delaware business trust organized on January 25, 1991.


The Fund's Investment
Objective and Restrictions



As noted in the Prospectus, the Fund seeks long-term capital growth. The Fund seeks to accomplish its objective by investing primarily in equity securities of small capitalization growth companies.

Some of the Fund's Other Investment Policies

Lending of Portfolio Securities. As discussed in the Prospectus, the Fund may lend its portfolio securities to qualified securities dealers or other institutional investors. Any voting rights the securities may have pass to the borrower during the term of the loan. Loans are typically subject to termination by the Fund in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Where matters are submitted to the vote of the security holders of a portfolio company and such matters would materially affect the Fund, the Fund will either terminate the loan or it will have provided other means to permit it to vote such securities.

Short-Term Investments. As stated in the Prospectus, the Fund may temporarily invest cash in short-term debt instruments. The Fund may also invest its short-term cash in shares of the Franklin Money Fund, the assets of which are managed under a "master/feeder" structure by the Fund's investment adviser. Such temporary investments will only be made with cash held to maintain liquidity or pending investment and for defensive purposes in the event of, or in anticipation of, a general decline in the market prices of stocks in which the Fund invests.

Illiquid Securities. The Fund will not invest more than 10% of its net assets in illiquid securities. Generally, an "illiquid security" is any security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. Notwithstanding this limitation, the Trust's Board of Trustees has authorized the Fund to invest in certain restricted securities which are considered to be liquid to the extent the investment manager determines that there is a liquid institutional or other market for such securities; for example, restricted securities which may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and for which a liquid institutional market has developed, where such investment is consistent with the Fund's investment objective. The Board of Trustees will review any determination by the investment manager to treat a restricted security as a liquid security on an ongoing basis, including the investment manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the investment manager and the Board of Trustees will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers;
(iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts.

Securities Industry Related Investments. To the extent it is consistent with its investment objective and certain limitations under the Investment Company Act of 1940 ("1940 Act"), the Fund may invest its assets in securities issued by companies engaged in securities related businesses, including such companies that are securities brokers, dealers, underwriters or investment advisers. Such companies are considered to be part of the financial services industry. Generally, under section 12(d)(3) of the 1940 Act and Rule 12d3-1 thereunder, the Fund may not acquire a security or any interest in a securities related business, to the extent such acquisition would result in the Fund acquiring in excess of i) 5% of a class of an issuer's outstanding equity securities, ii) 10% of the outstanding principal amount of an issuer's debt securities, or investing more than iii) 5% of the value of the Fund's total assets in securities of the issuer. In addition, any equity security of a securities related business must be a marginable security under Federal Reserve Board regulations and any debt security of a securities-related business must be investment grade as determined by the Board of Trustees.

Foreign Securities. As noted in the Prospectus, the Fund may invest up to 10% of its net assets in foreign securities. When purchasing foreign securities, the Fund will ordinarily purchase securities which are traded in the United States or purchase sponsored or unsponsored American Depositary Receipts ("ADRs"), which are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank. A sponsored ADR is an ADR in which establishment of the issuing facility is brought about by the participation of the issuer and the depositary institution pursuant to a deposit agreement which sets out the rights and responsibilities of the issuer, the depositary and the ADR holder. Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, thereby ensuring that ADR holders will be able to exercise voting rights through the depositary with respect to the deposited securities. An unsponsored ADR has no sponsorship by the issuing facility and additionally, more than one depositary institution may be involved in the issuance of the unsponsored ADR. It typically clears, however, through the Depositary Trust Company and therefore, there should be no additional delays in selling the security or in obtaining dividends. Although not required, the depositary normally requests a letter of non-objection from the issuer. In addition, the depositary is not required to distribute notices of shareholders' meetings or financial information to the purchaser. The Fund may also purchase the securities of foreign issuers directly in foreign markets so long as, in the investment manager's judgment, an established public trading market exists (that is, there are a sufficient number of shares traded regularly relative to the number of shares to be purchased by the Fund).

Any investments made by the Fund in foreign securities where delivery takes place outside the United States will be made in compliance with applicable United States and foreign currency restrictions and other tax laws and laws limiting the amount and types of foreign investments. Changes of governmental administrations, economic or monetary policies in the United States or abroad, or changed circumstances in dealings between nations could result in investment losses for the Fund and could adversely affect the Fund's operations. The Fund's purchase of securities in foreign countries will involve currencies of the U.S. and of foreign countries; consequently, changes in exchange rates, currency convertibility and repatriation may favorably or adversely affect the Fund. Although current regulations do not, in the opinion of the Fund's investment manager, seriously limit the Fund's investment activities, if such regulations are changed in the future, they may restrict the ability of the Fund to make its investments or impair the liquidity of the Fund's investments.

Securities which are acquired by the Fund outside of the United States and which are publicly traded in the United States or on a foreign securities exchange or in a foreign securities market are not considered by the Fund to be illiquid assets if (a) the Fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market or (b) current market quotations are readily available. The Fund will not acquire the securities of foreign issuers outside of the United States under circumstances where, at the time of acquisition, the Fund has reason to believe that it could not resell the securities in a public trading market. Investors should recognize that foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Notwithstanding the fact that the Fund intends to acquire the securities of foreign issuers only where there are public trading markets, investments by the Fund in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of the Fund's portfolio and the Fund's ability to meet a large number of shareholders' redemption requests should there be economic or political turmoil in a country in which the Fund has its assets invested or should relations between the United States and a foreign country deteriorate markedly.

Portfolio Turnover. The Fund anticipates that its annual portfolio turnover rate generally will not exceed 100% but this rate should not be construed as a limiting factor. The portfolio turnover for the fiscal years ended April 30, 1994 and 1995 was 89.60% and 104.84% respectivley. High portfolio turnover increases transactions costs which must be paid by the Fund and may also have tax consequences. (See "The Fund's Policies Regarding Brokers Used on Portfolio Transactions" and "Additional Information Regarding Taxation" sections).

Transactions in Options, Futures
and Options on Financial Futures

Call and Put Options on Securities. The Fund may write covered put and call options and purchase put and call options which trade on securities exchanges and in the over-the-counter market.

Writing Call and Put Options. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options written by the Fund give the holder the right to sell the underlying security to the Fund at a stated exercise price. A call option written by the Fund is covered if the Fund owns the underlying security which is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and high grade debt securities in a segregated account with its custodian. A put option written by the Fund is covered if the Fund maintains cash and high grade debt securities with a value equal to the exercise price in a segregated account with its custodian, or holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. A writer, however, may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Effecting a closing transaction will also permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The writing of covered put options involves certain risks. For example, if the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price.

Purchasing Call and Put Options. The Fund may purchase call options on securities which it intends to purchase in order to limit the risk of a substantial increase in the market price of such security. The Fund may also purchase call options on securities held in its portfolio and on which it has written call options. A call option gives the option holder the right to buy the underlying securities from the option writer at a stated exercise price. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

The Fund intends to purchase put options on particular securities in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option. A put option gives the option holder the right to sell the underlying security at the option exercise price at any time during the option period. The ability to purchase put options will allow the Fund to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. The Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such a sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid for the put option that is sold. Such gain or loss may be wholly or partially offset by a change in the value of the underlying security which the Fund owns or has the right to acquire.

Over-the-Counter ("OTC") Options. The Fund intends to write covered put and call options and purchase put and call options which trade in the over-the-counter market to the same extent that it will engage in exchange traded options. Just as with exchange traded options, OTC call options give the option holder the right to buy an underlying security from an option writer at a stated exercise price; OTC put options give the holder the right to sell an underlying security to an option writer at a stated exercise price. OTC options, however, differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not, as is the case with exchange traded options, with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information from market makers. OTC options, however, are available for a greater variety of securities, and in a wider range of expiration dates and exercise prices, than exchange traded options; and the writer of an OTC option is paid the premium in advance by the dealer.

There can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it.

Options on Stock Indices. The Fund may also purchase call options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations. Call and put options on stock indices are similar to options on securities except that, rather than the right to purchase or sell stock at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, multiplied by a specified number. Thus, unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

When the Fund writes an option on a stock index, the Fund will establish a segregated account containing cash or high quality fixed-income securities with its custodian in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or will otherwise cover the transaction.

Futures Contracts. The Fund may enter into contracts for the purchase or sale for future delivery of securities and in such contracts based upon financial indices ("financial futures"). Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. Futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodities Futures Trading Commission and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

The Fund will not engage in transactions in futures contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of its securities or securities which it intends to purchase. The Fund will not enter into any stock index or financial futures contract or related option if, immediately thereafter, more than one-third of the Fund's net assets would be represented by futures contracts or related options. In addition, the Fund may not purchase or sell futures contracts or purchase or sell related options if, immediately thereafter, the sum of the amount of margin deposits on its existing futures and related options positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. In instances involving the purchase of futures contracts or related call options, money market instruments equal to the market value of the futures contract or related option will be deposited in a segregated account with the custodian to collateralize such long positions.

The purpose of the acquisition or sale of a futures contract is to attempt to protect the Fund from fluctuations in the price of portfolio securities without actually buying or selling the underlying security. To the extent the Fund enters into a futures contract, it will maintain in a segregated account with its custodian, to the extent required by the rules of the Securities and Exchange Commission ("SEC"), assets to cover its obligations with respect to such contract which will consist of cash, cash equivalents or high quality debt securities in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contract.

Stock Index Futures and
Options on Stock Index Futures

The Fund may purchase and sell stock index futures contracts and options on stock index futures contracts.

Stock Index Futures. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

The Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its equity securities that might otherwise result. When the Fund is not fully invested in stocks and it anticipates a significant market advance, it may purchase stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of stocks that it intends to purchase.

Options on Stock Index Futures. The Fund may purchase and sell call and put options on stock index futures to hedge against risks of market-side price movements. The need to hedge against such risks will depend on the extent of diversification of the Fund's common stock portfolio and the sensitivity of such investments to factors influencing the stock market as a whole.

Call and put options on stock index futures are similar to options on securities except that, rather than the right to purchase stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

Bond Index Futures and Options on such Contracts. The Fund may purchase and sell futures contracts based on an index of debt securities and options on such futures contracts to the extent they currently exist and, in the future, may be developed. The Fund reserves the right to conduct futures and options transactions based on an index which may be developed in the future to correlate with price movements in certain categories of debt securities. The Fund's investment strategy in employing futures contracts based on an index of debt securities will be similar to that used by it in other financial futures transactions.

The Fund also may purchase and write put and call options on such index futures and enter into closing transactions with respect to such options.

Future Developments. The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Prior to investing in any such investment vehicle, the Fund will supplement its Prospectus, if appropriate.

Risk Factors and Considerations Regarding
Options, Futures and Options on Futures

The Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices, stock index futures, financial futures and related options depends on the degree to which price movements in the underlying index or underlying securities correlate with price movements in the relevant portion of the Fund's portfolio. Inasmuch as such securities will not duplicate the components of the index or such underlying securities, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument. Accordingly, successful use by the Fund of options on stock indices, stock index futures, financial futures and related options will be subject to the investment manager's ability to predict correctly movements in the direction of the securities markets generally or a particular segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Positions in stock index options, stock index futures and financial futures and related options may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option or futures contract or related option at any specific time. Thus, it may not be possible to close such an option or futures position. The inability to close options or futures positions also could have an adverse impact on the Fund's ability to effectively hedge its securities. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market for such option or futures.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market. The Commodities Futures Trading Commission and the various exchanges have established limits, referred to as "speculative position limits," on the maximum net long or net short position which any person may hold or control in a particular futures contract. Trading limits are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Fund does not believe that these trading and positions limits will have an adverse impact on the Fund's strategies for hedging its securities.

The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the investment adviser may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the investment adviser's judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

The Fund's sale of futures contracts and purchase of put options on futures contracts will be solely to protect its investments against declines in value. The Fund expects that in the normal course of business it will purchase securities upon termination of long futures contracts and long call options on future contracts, but under unusual market conditions it may terminate any of such positions without a corresponding purchase of securities.

Risk Factors Relating to High
Yielding, Fixed-Income Securities

The Fund intends to invest not more than 5% of its assets in lower-rated, fixed-income securities and unrated securities of comparable quality (sometimes referred to as "junk bonds" in the popular media). The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. These lower-rated, fixed-income securities are considered by Standard & Poor's Corporation ("S&P") and Moody's Investors Service ("Moody's"), on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. Even securities rated BBB or Baa by S&P and Moody's, ratings which are considered investment grade, possess some speculative characteristics.

Companies that issue high yielding, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of such issuers is generally greater than is the case with higher-rated securities.

The Fund may have difficulty disposing of certain high yielding securities because there may be a thin trading market for a particular security at any given time. The market for lower-rated, fixed-income securities generally tends to be concentrated among a smaller number of dealers than is the case for securities which trade in a broader secondary retail market. Generally, purchasers of these securities are predominantly dealers and other institutional buyers, rather than individuals. To the extent a secondary trading market for high yielding, fixed-income securities does exist, it is generally not as liquid as the secondary market for higher-rated securities.

The Fund is authorized to acquire high yielding, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. Many recently issued high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration. If the Fund is required to sell such restricted securities before the securities have been registered, it may be deemed an underwriter of such securities as defined in the Securities Act of 1933, which entails special responsibilities and liabilities. The Fund may incur special costs in disposing of such securities; however, the Fund will generally incur no costs when the issuer is responsible for registering the securities.

The Fund may acquire high yielding, fixed-income securities during an initial underwriting. Such securities involve special risks because they are new issues. The Fund has no arrangement with its underwriters or any other person concerning the acquisition of such securities, and the investment manager will carefully review the credit and other characteristics pertinent to such new issues.

Investment Restrictions

The Fund has adopted the following restrictions as fundamental policies, which means that they may not be changed without the approval of a majority of the Fund's shareholders. In order to change any of these restrictions, (i) 67% or more of the voting securities present at a meeting of shareholders if the holders of more than 50% of the voting securities of the Fund are represented at that meeting or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less, must vote to make the change. The Fund may not:

 1. Purchase the securities of any one issuer (other than obligations of the United States, its agencies or instrumentalities) if immediately thereafter, and as a result of the purchase, the Fund would (a) have invested more than 5% of the value of its total assets in the securities of the issuer, or (b) hold more than 10% of any voting class of the securities of any one issuer;

 2. Make loans to other persons, except by the purchase of bonds, debentures or similar obligations which are publicly distributed or of a character usually acquired by institutional investors or through loans of the Fund's portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan;

 3. Borrow money (does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities), except in the form of reverse repurchase agreements or from banks in order to meet redemption requests that might otherwise require the untimely disposition of portfolio securities or for other temporary or emergency (but not investment) purposes, in an amount up to 10% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments;

4. Invest more than 25% of the Fund's assets (at the time of the most recent investment) in any single industry;

 5. Underwrite securities of other issuers or invest more than 10% of its assets in securities with legal or contractual restrictions on resale (although the Fund may invest in such securities to the extent permitted under the federal securities laws for example, transactions between the Fund and Qualified Institutional Buyers subject to Rule 144A under the Securities Act of 1933) or which are not readily marketable, or which have a record of less than three years continuous operation, including the operations of any predecessor companies, if more than 10% of the Fund's total assets would be invested in such companies;

6. Invest in securities for the purpose of exercising management or control of the issuer;

 7. Maintain a margin account with a securities dealer or invest in commodities and commodity contracts (except that the Fund may engage in financial futures, including stock index futures, and options on stock index futures) or lease or acquire any interests, including interests issued by limited partnerships (other than publicly traded equity securities) in oil, gas, or other mineral exploration or development programs, or invest in excess of 5% of its total assets in options unrelated to the Fund's transactions in futures, including puts, calls, straddles, spreads, or any combination thereof;

 8. Effect short sales, unless at the time the Fund owns securities equivalent in kind and amount to those sold (which will normally be for deferring recognition of gains or losses for tax purposes). The Fund does not currently intend to employ this investment technique;

 9. Invest directly in real estate, real estate limited partnerships or illiquid securities issued by real estate investment trusts; (the Fund may, however, invest in marketable securities issued by real estate investment trusts);

10. Invest in the securities of other investment companies, except where there is no commission other than the customary brokerage commission or sales charge, or except that securities of another investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition, and except where the Fund would not own, immediately after the acquisition, securities of the investment companies which exceed in the aggregate i) more than 3% of the issuer's outstanding voting stock, ii) more than 5% of the Fund's total assets, and iii) together with the securities of all other investment companies held by the Fund, exceed, in the aggregate, more than 10% of the Fund's total assets. The Fund may invest in shares of one or more money market funds managed by Franklin Advisers, Inc. or its affiliates; and

11. Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; or purchase or retain securities of any issuer, if to the knowledge of the Trust, one or more of the officers or trustees of the Trust, or its investment adviser, own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

In addition to these fundamental policies, it is the present policy of the Fund (which may be changed without the approval of the shareholders) not to pledge, mortgage or hypothecate the Fund's assets as security for loans, and not to engage in joint or joint and several trading accounts in securities, except that it may participate in joint repurchase arrangements, invest its short-term cash in shares of the Franklin Money Fund (pursuant to the terms and conditions of the SEC order permitting such investments), or combine orders to purchase or sell with orders from other persons to obtain lower brokerage commissions. The Fund may not invest in excess of 5% of its net assets, valued at the lower of cost or market, in warrants, nor more than 2% of its net assets in warrants not listed on either the New York or American Stock Exchanges.


Officers and Trustees



The Board of Trustees has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The trustees, in turn, elect the officers of the Trust who are responsible for administering the day-to-day operations of the Fund. The affiliations of the officers and trustees and their principal occupations for the past five years are listed below. Trustees who are deemed to be "interested persons" of the Trust, as defined in the Investment Company Act of 1940 (the "1940 Act"), are indicated by an asterisk (*).

  Frank H. Abbott, III (74)                       Trustee
  1045 Sansome St.
  San Francisco, CA 94111


President  and  Director,   Abbott  Corporation  (an  investment  company);  and
director, trustee or managing general partner, as the case may be, of 31 of the investment companies in the Franklin Group of Funds.

  Harris J. Ashton (63)                           Trustee
  General Host Corporation
  Metro Center, 1 Station Place
  Stamford, CT 06904-2045


President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods; and director, trustee or managing general partner, as the case may be, of 55 of the investment companies in the Franklin Templeton Group of Funds.

*Harmon E. Burns (50)                             Vice President
  777 Mariners Island Blvd.                       and Trustee
  San Mateo, CA 94404


Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 42 of the investment companies in the Franklin Templeton Group of Funds.

  S. Joseph Fortunato (63)                        Trustee
  Park Avenue at Morris County
  P. O. Box 1945
  Morristown, NJ 07962-1945


Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director of General Host Corporation; director, trustee or managing general partner, as the case may be, of 57 of the investment companies in the Franklin Templeton Group of Funds.

  David W. Garbellano (80)                        Trustee
  111 New Montgomery St., #402
  San Francisco, CA 94105


Private Investor; Assistant Secretary/Treasurer and Director, Berkeley Science Corporation (a venture capital company); and director, trustee or managing general partner, as the case may be, of 30 of the investment companies in the Franklin Group of Funds.

*Charles B. Johnson (62)                          Chairman
  777 Mariners Island Blvd.                       of the Board
  San Mateo, CA 94404                             and Trustee

President and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and General Host Corporation; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 56 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (55)                      President
  777 Mariners Island Blvd.                       and Trustee
  San Mateo, CA 94404


Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in the Franklin Templeton Group of Funds.

  Frank W. T. LaHaye (66)                         Trustee
  20833 Stevens Creek Blvd.
  Suite 102
  Cupertino, CA 95014


General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Office Systems, Inc.; Director, FischerImaging Corporation; and director or trustee, as the case may be, of 26 of the investment companies in the Franklin Group of Funds.

  Gordon S. Macklin (67)                          Trustee
  8212 Burning Tree Road
  Bethesda, MD 20817


Chairman,  White  River  Corporation  (information  services);   Director,  Fund
American Enterprises Holdings, Inc., Lockheed Martin Corporation, MCI Communications Corporation, MedImmune, Inc. (biotechnology), InfoVest Corporation (information services), and Fusion Systems Corporation (industrial technology); and director, trustee or managing general partner, as the case may be, of 52 of the investment companies in the Franklin Templeton Group of Funds, and formerly held the following positions: Chairman, Hambrecht and Quist Group; Director, H & Q Healthcare Investors; President, National Association of Securities Dealers, Inc.

  Kenneth V. Domingues (62)                       Vice President -
  777 Mariners Island Blvd.                       Financial
  San Mateo, CA 94404                             Reporting and
                                                  Accounting
                                                  Standards


Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., and Franklin Templeton Distributors, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and Officer and/or managing general partner, as the case may be, of 37 of the investment companies in the Franklin Group of Funds.

  Martin L. Flanagan (35)                         Vice President
  777 Mariners Island Blvd.                       and Chief
  San Mateo, CA 94404                             Financial
                                                  Officer


Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer of 61 of the investment companies in the Franklin Templeton Group of Funds.

  Deborah R. Gatzek (46)                          Vice President
  777 Mariners Island Blvd.                       and Secretary
  San Mateo, CA 94404

Senior Vice President - Legal, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and officer of 37 of the investment companies in the Franklin Group of Funds.

  Charles E. Johnson (39)                         Vice President
  777 Mariners Island Blvd.
  San Mateo CA 94404


Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Institutional Services Corporation; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and officer and/or director or trustee, as the case may be, of 24 of the investment companies in the Franklin Templeton Group of Funds.

  Diomedes Loo-Tam (56)                           Treasurer and
  777 Mariners Island Blvd.                       Principal
  San Mateo, CA 94404                             Accounting
                                                  Officer


Employee of Franklin Advisers, Inc.; and officer of 37 of the investment companies in the Franklin Group of Funds.



  Edward V. McVey (58)                            Vice President
  777 Mariners Island Blvd.
  San Mateo, CA 94404


Senior Vice President/National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 32 of the investment companies in the Franklin Group of Funds.

Trustees not affiliated with the investment manager ("non-affiliiated trustees") are not currently, but may in the future, be paid fees for attending meetings. As indicated above, certain of the Fund's nonaffiliated trustees also serve as directors, trustees or managing general partners of other investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds (the "Franklin Templeton Group of Funds") from which they may receive fees for their services. The following table indicates the total fees paid to nonaffiliated trustees by the fund and by other funds in the Franklin Templeton Group of Funds.


                                                                                Number of Boards
                                                        Total Fees Received     in the Franklin
                                                         from the Franklin       Templeton Group
                                                         Templeton Group         of Funds on Which
                        Name                                of Funds*                Each Serves**

                        Frank H. Abbott, III ..............  $176,870                   31
                        Harris J. Ashton ..................   319,925                   55
                        S. Joseph Fortunato ...............   336,065                   57
                        David Garbellano ..................   153,300                   30
                        Frank W.T. LaHaye .................   150,817                   26
                        Gordon S. Macklin .................   303,685                   52


*For the calendar year ended December 31, 1994.

**The number of boards is based on the number of registered investment companies in the Franklin Templeton Group of Funds and does not include the total number of series or funds within each investment company for which the trustees are responsible. The Franklin Templeton Group of Funds currently includes 61 registered investment companies, consisting of more than 112 U.S. based mutual funds or series.

Nonaffiliated trustees are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or trustee received any other compensation directly from the Fund. Certain officers or trustees who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries. For additional information concerning trustee compensation and expenses, please see the Fund's Annual Report to Shareholders.

As of June 5, 1995, the trustees and officers, as a group, owned of record and beneficially approximately 2210 shares, or less than 1% of the total outstanding shares of the Fund. Many of the Fund's trustees also own shares in various of the other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.


Investment Advisory and Other Services



The investment manager of the Fund is Franklin Advisers, Inc. ("Advisers" or "Manager"). Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company whose shares are listed on the New York Stock Exchange ("Exchange"). Resources owns several other subsidiaries which are involved in investment management and shareholder services. The Manager and other subsidiary companies of Resources currently manage over $125 billion in assets for more than 3.8 million shareholders.

Pursuant to the management agreement, the Manager provides investment research and portfolio management services, including the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Manager's activities are subject to the review and supervision of the Trust's Board of Trustees to whom the Manager renders periodic reports of the Fund's investment activities. The Manager, at its own expense, furnishes the Fund with office space and office furnishings, facilities and equipment required for managing the business affairs of the Fund; maintains all internal bookkeeping, clerical, secretarial and administrative personnel and services; and provides certain telephone and other mechanical services. The Manager is covered by fidelity insurance on its officers, directors and employees for the protection of the Fund. The Fund bears all of its expenses not assumed by the Manager. See the Statement of Operations in the financial statements in the Trust's Annual Report to Shareholders dated April 30, 1995.

Pursuant to the management agreement, the Fund is obligated to pay the Manager a fee computed and accrued daily and paid monthly at the annual rate of 0.625 of 1% of the value of average daily net assets up to and including $100 million;
0.50 of 1% of the value of average daily net assets over $100 million, up to and including $250 million; 0.45 of 1% of the value of average daily net assets over $250 million, up to and including $10 billion; 0.44 of 1% of the value of average daily net assets over $10 billion, up to and including $12.5 billion;
0.42 of 1% of the value of average daily net assets over $12.5 billion, up to and including $15 billion; and 0.40 of 1% of the value of average daily net assets over $15 billion.

The Manager has limited its management fees and expenses otherwise payable by the Fund. This action by the Manager to limit its management fees and expenses related to the operations of the Fund may be terminated by the Manager at any time. The management agreement specifies that the management fee will be reduced to the extent necessary to comply with the most stringent limits on the expenses which may be borne by the Fund as prescribed by any state in which the Fund's shares are offered for sale. The most stringent current limit requires the Manager to reduce or eliminate its fee to the extent that aggregate operating expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses such as litigation costs) would otherwise exceed in any fiscal year 2.5% of the first $30 million of average net assets of the Fund, 2% of the next $70 million of average net assets of the Fund and 1.5% of average net assets of the Fund in excess of $100 million. Expense reductions have not been necessary based on state requirements. For the fiscal years ended April 30, 1993, 1994 and 1995, the management fees the Fund was contractually obligated to pay the Manager were $19,419, $82,978 and $228,800, respectively. After fee waiver by the manager, the Fund paid no management fees for the years ended April 30, 1993 and 1994, and paid $56,120 in fiscal year ended April 30, 1995.

The management agreement is in effect until April 30, 1996. Thereafter, it may continue in effect for successive annual periods providing such continuance is specifically approved at least annually by a vote of the Trust's Board of Trustees or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Trust's Trustees who are not parties to the management agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Fund or by the Manager on 60 days' written notice and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), a wholly-owned subsidiary of Resources, is the shareholder servicing agent for the Fund and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account.

Bank of America NT & SA, 555 California Street, 4th Floor, San Francisco, California 94104, acts as custodian of the securities and other assets of the Fund. Citibank Delaware, One Penn's Way, New Castle, Delaware 19720, acts as custodian in connection with transfer services through bank automated clearing houses. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.

Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the Fund's independent auditors. During the fiscal year ended April 30, 1995, their auditing services consisted of rendering an opinion on the financial statements of the Fund included in the Trust's Annual Report to shareholders dated April 30, 1995.


The Fund's Policies Regarding
Brokers Used on Portfolio Transactions



Under the current management agreement with Advisers, the selection of brokers and dealers to execute transactions in the Fund's portfolio is made by the Manager in accordance with criteria set forth in the management agreement and any directions which the Trust's Board of Trustees may give.

When placing a portfolio transaction, the Manager attempts to obtain the best net price and execution of the transaction. On portfolio transactions which are done on a securities exchange, the amount of commission paid by the Fund is negotiated between the Manager and the broker executing the transaction. The Manager seeks to obtain the lowest commission rate available from brokers which are felt to be capable of efficient execution of the transactions. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions are based to a large degree on the professional opinions of the persons responsible for the placement and review of such transactions. These opinions are formed on the basis of, among other things, the experience of these individuals in the securities industry and information available to them concerning the level of commissions being paid by other institutional investors of comparable size. The Manager will ordinarily place orders for the purchase and sale of over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the Manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price. The Fund seeks to obtain prompt execution of orders at the most favorable net price.

The amount of commission is not the only relevant factor to be considered in the selection of a broker to execute a trade. If it is felt to be in the Fund's best interests, the Manager may place portfolio transactions with brokers who provide the types of services described below, even if it means the Fund will have to pay a higher commission than would be the case if no weight were given to the broker's furnishing of these services. This will be done only if, in the opinion of the Manager, the amount of any additional commission is reasonable in relation to the value of the services. Higher commissions will be paid only when the brokerage and research services received are bona fide and produce a direct benefit to the Fund or assist the Manager in carrying out its responsibilities to the Fund, or when it is otherwise in the best interest of the Fund to do so, whether or not such data may also be useful to the Manager in advising other clients.

When it is felt that several brokers are equally able to provide the best net price and execution, the Manager may decide to execute transactions through brokers who provide quotations and other services to the Fund, specifically including the quotations necessary to determine the value of the Fund's net assets, in such amount of total brokerage as may reasonably be required in light of such services, and through brokers who supply research, statistical and other data to the Fund and Manager in such amount of total brokerage as may reasonably be required.

It is not possible to place a dollar value on the special executions or on the research services received by Advisers from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Advisers to supplement its own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, the Manager and its affiliates may use this research and data in their investment advisory capacities with other clients. Provided that the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares may also be considered as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Distributors is a member of the National Association of Securities Dealers, it is sometimes entitled to obtain certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Advisers under the management agreement will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection therewith.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the Manager are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. It is recognized that in some cases this procedure could possibly have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

During the past three fiscal years ended on April 30, 1993, 1994 and 1995 the Fund paid total brokerage commissions of $8,636, $53,806 and $117,618. As of April 30, 1995, the Fund did not own securities of its regular broker-dealers.

In connection with exchanges (see Prospectus "Exchange Privilege"), it should be noted that since the proceeds from the sale of shares of an investment company generally are not available until the fifth business day following the redemption, the fund into which the Fund's shareholders are seeking to exchange reserve the right to delay issuing shares pursuant to an exchange until said fifth business day. The redemption of shares of the Fund to complete an exchange for shares of any of the investment companies will be effected at the close of business on the day the request for exchange is received in proper form at the net asset value then effective.


Additional Information
Regarding Fund Shares



All checks, drafts, wires and other payment mediums used for purchasing or redeeming shares of the Fund must be denominated in U.S. dollars. The Fund reserves the right, in its sole discretion, to either (a) reject any order for the purchase or sale of shares denominated in any other currency, or (b) honor the transaction or make adjustments to a shareholder's account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

Dividend checks which are returned to the Fund marked "unable to forward" by the postal service will be deemed to be a request by the shareholder to change the dividend option, and the proceeds will be reinvested in additional shares at net asset value (including a capital gain distribution) until new instructions are received.

The Fund may impose a $10 charge for each returned item, against any shareholder account which, in connection with the purchase of Fund shares, submits a check or a draft which is returned unpaid to the Fund.

The Fund may deduct from a shareholder's account the costs of its efforts to locate a shareholder if mail is returned as undeliverable or the Fund is otherwise unable to locate the shareholder or verify the current mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to such banks' discretionary trust funds at net asset value. The banks may charge service fees to their customers who participate in the discretionary trusts. Pursuant to agreements, a portion of such service fees may be paid to Distributors, or an affiliate of Distributors, to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Shares of the Fund may be  offered to  investors  in Taiwan  through  securities firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, shares of the Fund will be offered with the following schedule of sales charges:

Size of Purchase in                                                 Sales
U.S. dollars                                                        Charge

Up to $100,000................................................        3%
$100,000 to $1,000,000........................................        2%
Over $1,000,000...............................................        1%
Purchases and Redemptions
through Securities Dealers

Orders for the purchase of shares of the Fund received in proper form prior to the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) any business day that the Exchange is open for trading and promptly transmitted to the Fund will be based upon the public offering price determined that day. Purchase orders received by securities dealers or other financial institutions after such close will be effected at the Fund's public offering price on the day it is next calculated. The use of the term "securities dealer" herein shall include other financial institutions which, pursuant to an agreement with Distributors (directly or through affiliates), handle customer orders and accounts with the Fund. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity.

Orders for the redemption of shares are effected at net asset value subject to the same conditions concerning time of receipt in proper form. It is the securities dealer's responsibility to transmit the order in a timely fashion and any loss to the customer resulting from failure to do so must be settled between the customer and the securities dealer.

Special Net Asset Value Purchases

As discussed in the Prospectus under "How to Buy Shares of the Fund - Description of Special Net Asset Value Purchases," certain categories of investors may purchase shares of the Fund without a front-end sales charge ("net asset value") or a contingent deferred sales charge. Distributors or one of its affiliates may make payments, out of its own resources, to securities dealers who initiate and are responsible for such purchases, as indicated below. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the securities dealer, or set off against other payments due to the securities dealer, in the event of investor redemptions made within 12 months of the calendar month following purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or its affiliates, and the securities dealer.

The following amounts may be paid by Distributors or one of its affiliates, out of its own resources, to securities dealers who initiate and are responsible for
(i) purchases of most equity and taxable-income Franklin Templeton Funds made at net asset value by certain designated retirement plans (excluding IRA and IRA rollovers): 1.00% on sales of $1 million but less than $2 million, plus 0.80% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more; and (ii) purchases of most taxable income Franklin Templeton Funds made at net asset value by non-designated retirement plans: 0.75% on sales of $1 million but less than $2 million, plus 0.60% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. These payment breakpoints are reset every 12 months for purposes of additional purchases. With respect to purchases made at net asset value by certain trust companies and trust departments of banks and certain retirement plans of organizations with collective retirement plan assets of $10 million or more, Distributors, or one of its affiliates, out of its own resources, may pay up to 1% of the amount invested.

Letter of Intent

An investor may qualify for a reduced sales charge on the purchase of shares of the Fund, as described in the prospectus. At any time within 90 days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with the Fund. After the Letter of Intent is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based upon purchases in more than one of the Franklin Templeton Funds will be effective only after notification to Distributors that the investment qualifies for a discount. The shareholder's holdings in the Franklin Templeton Funds acquired more than 90 days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions made by the shareholder, other than by a designated benefit plan during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending upon the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to designated benefit plans. An investor who executes a Letter of Intent prior to a change in the sales charge structure for the Fund will be entitled to complete the Letter of Intent at the lower of (i) the new sales charge structure; or (ii) the sales charge structure in effect at the time the Letter of Intent was filed with the Fund.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in shares of the Fund registered in the investor's name, unless the investor is a designated benefit plan. If the total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in the name of the investor or delivered to the investor or the investor's order. If the total purchases, less redemptions, exceed the amount specified under the Letter of Intent and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, the investor will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single time. Upon such remittance the reserved shares held for the investor's account will be deposited to an account in the name of the investor or delivered to the investor or to the investor's order. If within 20 days after written request such difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize such difference will be made. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to the investor.

If a Letter of Intent is executed on behalf of a benefit plan (such plans are described under "Purchases at Net Asset Value" in the Prospectus), the level and any reduction in sales charge for these designated benefit plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter of Intent. Benefit plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are benefit plans entitled to receive retroactive adjustments in price for investments made before executing the Letter of Intent.

Redemptions in Kind

The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amounts, the trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In such circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets. Should the Fund do so, a shareholder may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind; however, should it happen, shareholders may not be able to timely recover their investment and may also incur brokerage costs in selling such securities.

Redemptions by the Fund

Due to the relatively high cost of handling small investments, the Fund reserves the right to redeem, involuntarily, at net asset value, the shares of any shareholder whose account has a value of less than one-half of the initial minimum investment required for that shareholder, but only where the value of such account has been reduced by the shareholder's prior voluntary redemption of shares. Until further notice, it is the present policy of the Fund not to exercise this right with respect to any shareholder whose account has a value of $50 or more. In any event, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and allow the shareholder 30 days to make an additional investment in an amount which will increase the value of the account to at least $100.

Calculation of Net Asset Value

As noted in the Prospectus, the Fund generally calculates net asset value as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. As of the date of this SAI, the Fund is informed that the Exchange observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund's portfolio securities are valued as stated in the Prospectus. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the scheduled close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Board of Trustees.

Reinvestment Date

Shares acquired through the reinvestment of dividends will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as "ex-dividend date"). The processing date for the reinvestment of dividends may vary from month to month, and does not affect the amount or value of the shares acquired.

Reports to Shareholders

The Fund sends annual and semi-annual reports to its shareholders regarding the Fund's performance and its portfolio holdings. Shareholders who would like to receive an interim quarterly report may phone Fund Information at 1-800 DIAL BEN.

Special Services

The Franklin Templeton Insitutional Services Department provides specialized services, including recordkeeping, for institutional investors of the Fund. The cost of these services is not borne by the Fund.

Investor Services may pay certain financial institutions which maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such beneficial owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee which the Fund normally pays Investor Services. Such financial institutions may also charge a fee for their services directly to their clients.


Additional Information Regarding Taxation



As stated in the Prospectus, the Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. The trustees reserve the right not to maintain the qualification of the Fund as a regulated investment company if they determine such course of action to be beneficial to the shareholders. In such case, the Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be taxable to the extent of the Fund's available earnings and profits.

Subject to the limitations discussed below, all or a portion of the income distributions paid by a Fund may be treated by corporate shareholders as qualifying dividends for purposes of the dividends-received deduction under federal income tax law. If the aggregate qualifying dividends received by the Fund (generally, dividends from U.S. domestic corporations, the stock in which is not debt-financed by the Fund and is held for at least a minimum holding period) is less than 100% of its distributable income, then the amount of the Fund's dividends paid to corporate shareholders which may be designated as eligible for such deduction will not exceed the aggregate qualifying dividends received by the Fund for the taxable year. The amount or percentage of income qualifying for the corporate dividends-received deduction will be declared by the Fund annually in a notice to shareholders mailed shortly after the end of the Fund's fiscal year.

Corporate shareholders should note that dividends paid by a Fund from sources other than the qualifying dividends it receives will not qualify for the dividends-received deduction. For example, any interest income and short-term capital gain (in excess of any net long-term capital loss or capital loss carryover) included in investment company taxable income and distributed by a Fund as a dividend will not qualify for the dividends-received deduction.

Corporate shareholders should also note that availability of the corporate dividends-received deduction is subject to certain restrictions. For example, the deduction is eliminated unless the Fund shares have been held (or deemed held) for at least 46 days in a substantially unhedged manner. The dividends-received deduction may also be reduced to the extent interest paid or accrued by a corporate shareholder is directly attributable to its investment in Fund shares. The entire dividend, including the portion which is treated as a deduction, is includable in the tax base on which the alternative minimum tax is computed and may also result in a reduction in the shareholder's tax basis in its Fund shares, under certain circumstances, if the shares have been held for less than two years. Corporate shareholders whose investment in the Fund is "debt financed" for these tax purposes should consult with their tax advisors concerning the availability of the dividends-received deduction.

The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the 12-month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to the Fund) to shareholders by December 31 of each year in order to avoid the imposition of a federal excise tax. Under these rules, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Fund and received by the shareholder on December 31 of the calendar year in which they are declared. The Fund intends as a matter of policy to declare such dividends, if any, in December and to pay these dividends in December or January to avoid the imposition of this tax, but does not guarantee that its distributions will be sufficient to avoid any or all federal excise taxes.

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. For most shareholders, gain or loss will be recognized in an amount equal to the difference between the shareholder's basis in the shares and the amount received, subject to the rules described below. If such shares are a capital asset in the hands of the shareholder, gain or loss will be capital gain or loss and will be long-term for federal income tax purposes if the shares have been held for more than one year.

All or a portion of a loss realized upon a redemption of shares will be disallowed to the extent other shares of the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after such redemption. Any loss disallowed under these rules will be added to the tax basis of the shares purchased.

Any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of amounts treated as distributions of net long-term capital gain during such six-month period.

The Fund's investment in options and futures contracts, including transactions involving actual or deemed short sales, are subject to many complex and special tax rules. For example, OTC options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse, or closing out of the option or sale of the underlying stock or security. By contrast, the treatment of certain other options and futures entered into by the Fund is generally governed by Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

Absent a tax election to the contrary, each such Section 1256 position held by the Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within the Fund. The acceleration of income on Section 1256 positions may require the Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares. In these ways, any or all of these rules may affect the amount, character and timing of income distributed to shareholders by the Fund.

When the Fund holds an option or contract which substantially diminishes the Fund's risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a straddle for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

As a regulated investment company, the Fund is also subject to the requirement that less than 30% of its annual gross income be derived from the sale or other disposition of securities and certain other investments held for less than three months ("short-short income").

This requirement may limit the Fund's ability to engage in options, straddles and futures contracts because these transactions are often consummated in less than three months, may require the sale of portfolio securities held less than three months and may, as in the case of short sales of portfolio securities, reduce the holding periods of certain securities within the Fund, resulting in additional short-short income for the Fund.

The Fund will monitor its transactions in such options and futures contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of the Fund as a regulated investment company under Subchapter M of the Code.


The Fund's Underwriter



Pursuant  to  an  underwriting   agreement  in  effect  until  April  30,  1996,
Distributors acts as principal underwriter in a continuous public offering for shares of the Fund.

The underwriting agreement will continue in effect for successive annual periods provided that its continuance is specifically approved at least annually by a vote of the Fund's Board of Trustees or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Trust's trustees who are not parties to the underwriting agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Until April 30, 1994, income dividends were reinvested at the offering price (which includes the sales charge) and Distributors allowed 50% of the entire commission to the securities dealer of record, if any, on an account. Starting with any income dividends paid after April 30, 1994, such reinvestment will be at net asset value.

In connection with the offering of the Fund's shares, aggregate underwriting commissions for the fiscal years ended April 30, 1993, 1994 and 1995 were $90,177, $225,608 and $464,478, respectively; after allowances to dealers, Distributors retained $11,597, $30,222 and $52,717, respectively during such fiscal years. Distributors may be entitled to reimbursement under the distribution plan of the Fund as discussed under "Distribution Plan" below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

Distribution Plan

The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") whereby the Fund may pay up to a maximum of 0.25% per annum of its average daily net assets for expenses incurred in the promotion and distribution of its shares.

Pursuant to the Plan, Distributors or others will be entitled to be reimbursed each quarter (up to the maximum as stated above) for actual expenses incurred in the distribution and promotion of the Fund's shares, including, but not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with the Fund, Distributors or its affiliates.

In addition to the payments to which Distributors or others are entitled under the Plan, the Plan also provides that to the extent the Fund, the Manager or Distributors or other parties on behalf of the Fund, the Manager or Distributors make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares of the Fund within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the Plan.

In no event shall the aggregate asset-based sales charges which include payments made under the Plan, plus any other payments deemed to be made pursuant to the Plan, exceed the amount permitted to be paid pursuant to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., Article III,
Section 26(d)4. The terms and provisions of the Plan relating to required reports, term, and approval are consistent with Rule 12b-1. The Plan does not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in subsequent years.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the Plan as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. Such banking institutions, however, are permitted to receive fees under the Plan for administrative servicing or for agency transactions. If a bank were prohibited from providing such services, its customers who are shareholders would be permitted to remain shareholders of the Fund, and alternate means for continuing the servicing of such shareholders would be sought. In such an event, changes in the services provided might occur and such shareholders might no longer be able to avail themselves of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these changes. Securities laws of states in which the Fund's shares are offered for sale may differ from the interpretations of federal law expressed herein, and banks and financial institutions selling shares of the Fund may be required to register as dealers pursuant to state law.

The Plan has been approved by shareholders and by the trustees of the Trust, including those trustees who are not interested persons, as defined in the 1940 Act. The Plan is effective through April 30, 1996, and renewable annually by a vote of the Trust's Board of Trustees, including a majority vote of the trustees who are non-interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such trustees be done by the non-interested trustees. The Plan and any related agreement may be terminated at any time, without any penalty, by vote of a majority of the non-interested trustees on not more than 60 days' written notice, by Distributors, on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with the Manager or the underwriting agreement with Distributors, or by vote of a majority of the Fund's outstanding shares. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The Plan and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the Fund's outstanding shares, and all material amendments to the Plan or any related agreements shall be approved by a vote of the non-interested trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board of Trustees at least quarterly on the amounts and purpose of any payment made under the Plan and any related agreements, as well as to furnish the Board of Trustees with such other information as may reasonably be requested in order to enable the Board of Trustees to make an informed determination of whether the Plan should be continued. For the fiscal year ended April 30, 1995, the total amount paid by the Fund pursuant to the Plan was $72,963, all of which was used for payments to brokers or dealers.


General Information



Performance

As  noted in the  Prospectus,  the Fund  may  from  time to time  quote  various
performance   figures  to  illustrate  the  Fund's  past  performance.   It  may
occasionally cite statistics to reflect its volatility or risk.

Performance quotations by investment companies are subject to rules adopted by the SEC. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Fund to compute or express performance follows.

Total Return

The average annual total return is determined by finding the average annual compounded rates of return over one-, five- and ten-year periods (or fractional portion thereof), that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase order, and income dividends and capital gains are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year period and the deduction of all applicable charges and fees. If a change is made on the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge in effect currently.

These figures were calculated according to the SEC formula:
                                          n
                                    P(1+T)  = ERV

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five-, or ten-year periods at the end of the one-, five-, or ten-year periods (or fractional portion thereof).

As discussed in the Prospectus, the Fund may quote total rates of return in addition to its average annual total return. Such quotations are computed in the same manner as the Fund's average annual compounded rate, except that such quotations will be based on the Fund's actual return for a specified period rather than on its average return over one-, five-, and ten-year periods (or fractional portion thereof). The total rate of return for the Fund for a one year period ended April 30, 1995, was 21.34% and for the period from inception (February 14, 1992) to April 30, 1995 was 61.77%.

Yield

Current yield reflects the income per share earned by the Fund's portfolio investments.

Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for the Fund for the 30-day period ended on April 30, 1995, was 0.13% (including expense waiver).

This figure was obtained using the following SEC formula:

                                                 6
                  Yield =          2 [( a- b + 1) - 1]
                                        ---
                                        cd


where:

a = dividends and interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d = the maximum offering price per share on the last day of the period

Current Distribution Rate

Yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders are reflected in the quoted "current distribution rate." The current distribution rate is computed by dividing the total amount of dividends per share paid by the Fund during the past 12 months by a current maximum offering price. Under certain circumstances, such as when there has been a change in the amount of dividend payout or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time.

Volatility

Occasionally statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare Fund net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

Other Performance Quotations

With respect to those categories of investors who are permitted to purchase shares of the Fund at net asset value, sales literature pertaining to the Fund may quote a current distribution rate, yield, total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Templeton Group of Funds. Resources is the parent company of the advisers and underwriter of both the Franklin Group of Funds and Templeton Group of Funds.

Comparisons

To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements and other materials regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. Such comparisons may include, but are not limited to, the following examples:

a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

g) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for equity funds.

h) Financial  publications:  The Wall Street Journal and Business Week, Changing
Times,  Financial  World,  Forbes,   Fortune,  and  Money  magazines  -  provide
performance statistics over specified time periods.

i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

k) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

l) Historical data supplied by the research departments of First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers and Bloomberg L.P.

m) Standard & Poor's 100 Stock Index - an unmanaged index based on the prices of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for options trading.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or information may include symbols, headlines, or other material which highlight or summarize the information discussed in more detail in the communication.

Advertisements or information may also compare the Fund's performance to the return on certificates of deposit or other investments. Investors should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a certificate of deposit issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, as well as the value of its shares which are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase.
Certificates of deposit are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the indices and averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

Other Features and Benefits

The Fund may help investors achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college cost and/or other long-term goals. The Franklin College Costs Planner may assist an investor in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads an investor through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that such goals will be met.

Miscellaneous Information

The Fund is a member of the Franklin Templeton Group, one of the largest mutual fund organizations in the United States and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 47 years and now services more than 2.5 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Together, the Franklin Templeton Group has over $118 billion in assets under management for more than 3.8 million shareholder accounts and offers 111 U.S.-based mutual funds. The Fund may identify itself by its NASDAQ or CUSIP number.

The Dalbar Surveys, Inc. broker/dealer survey has ranked Franklin number one in service quality for five of the past seven years.

Access persons of the Franklin Templeton Group, as defined in SEC Rule 17(j) under the 1940 Act, who are employees of Resources or its subsidiaries, are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (1) The trade must receive advance clearance from a Compliance Officer and must be completed within 24 hours after this clearance; (2) Copies of all brokerage confirmations must be sent to the Compliance Officer and within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the Compliance Officer; (3) In addition to items (1) and (2), access persons involved in preparing and making investment decisions must file annual reports of their securities holdings each January and also inform the Compliance Officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

Ownership and Authority Disputes

In the event of disputes involving multiple claims of ownership or authority to control a shareholder's account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, prior to executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the Internal Revenue Service in response to a Notice of Levy.


Appendix



Description of Moody's corporate bond ratings:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have predominantly speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Description of S&P's Corporation's corporate bond ratings:

AAA - This is the highest rating assigned by S&P's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial Paper Ratings

Moody's

Moody's Commercial Paper ratings, which are also applicable to municipal paper investments permitted to be made by the Trust, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the A category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety is, however, not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


Financial Statements



The audited financial statements, including the auditors report, contained in the Annual Report to Shareholders of the Fund dated April 30, 1995 are incorporated herein by reference.